FOURTH AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN

                                       AND

                               SECURITY AGREEMENT





                    IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                            (AS LENDER AND AS AGENT)





                                      WITH





                              THE FONDA GROUP, INC.
                                   (BORROWER)





                                 August 28, 2001

             FOURTH AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN
                                       AND
                               SECURITY AGREEMENT


         Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August __, 2001 among THE FONDA GROUP, INC., a corporation organized under the laws of the State of Delaware ("Borrower"), the undersigned financial institutions (collectively, the "Lenders" and individually a "Lender") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("IBJ"), a New York banking corporation, as agent for Lenders (IBJ, in such capacity, the "Agent").

                                   BACKGROUND

         Borrower, Agent and Lenders are parties to a Third Amended and Restated Revolving Credit and Security Agreement dated as of September 25, 2000 (as the same has been amended, restated, supplemented or otherwise modified from time to time, the "Existing Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

         In order to finance the acquisition by Borrower of substantially all the assets of the consumer paper plate division of Dopaco, Inc., a Pennsylvania corporation ("Dopaco") pursuant to that certain Asset Purchase Agreement dated as of July 20, 2001 by and between Dopaco and Borrower (the "Dopaco Purchase Agreement"), Lenders have agreed to make additional Advances to Borrower on the terms and conditions set forth herein.

         By execution of this Agreement, Borrower, Lenders and Agent intend to amend and restate the Existing Agreement in its entirety and as so amended and restated the Existing Agreement shall read in full as set forth herein on the Effective Date.

         IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrower, Lenders and Agent hereby agree as follows:

                            AMENDMENT AND RESTATEMENT

         As of the date of this Agreement, the terms, conditions, covenants, agreements, representations and warranties contained in the Existing Agreement shall be deemed amended and restated in their entirety as follows; provided, however, that nothing contained in this Agreement shall impair, limit or affect the Liens heretofore granted, pledged and/or assigned to Agent for the ratable benefit of Lenders with respect to Collateral as security for the Obligations to Agent and Lenders under the Existing Agreement.

I.       DEFINITIONS.

         1.1. Accounting Terms. As used in this Agreement, the Notes, or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP applied in preparation of the audited financial statements of Borrower for the fiscal year ended September 24, 2000.

         1.2. General Terms. For purposes of this Agreement the following terms shall have the following meanings:

                  "Acquired Debt" shall mean, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Restricted Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

                  "Acquisition" shall mean The Fonda Acquisition Group, Inc., a Delaware Corporation.


                  "Acquisition Agreement" shall mean the Asset Purchase Agreement including all exhibits and schedules thereto dated as of December 14, 1994 among Scott Paper Company, a Pennsylvania corporation as seller, Acquisition as buyer and Borrower as Parent (and, ultimately, the buyer pursuant to an assignment of rights by Acquisition) as amended by an Amendment dated as of March 31, 1995.

                  "Advances" shall mean and include the Revolving Advances, Letters of Credit and Term Loan.

                  "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, that, beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "Affiliate Transaction" shall have the meaning set forth in
Section 7.10 hereof.

                  "Agent" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the higher of (i) the Base Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

                  "Appleton Property" shall mean the premises located at 1200 South Perkins Street, Appleton, Wisconsin.

                  "Asset Sale" shall mean (i) the sale, lease, conveyance or other disposition of any assets (including, without limitation, by way of a sale and leaseback), other than sales of Inventory in the ordinary course of business consistent with past practices and (ii) the issue or sale by Borrower or any of its Restricted Subsidiaries of Equity Interests of any of Borrower's Restricted Subsidiaries, whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $1.0 million or (b) for net proceeds in excess of $1.0 million. Notwithstanding the foregoing: (i) a transfer of assets by Borrower to a Wholly Owned Restricted Subsidiary or by a Wholly Owned Restricted Subsidiary to Borrower or to another Wholly Owned Restricted Subsidiary and (ii) a Restricted Payment that is permitted by Section
7.7 will not be deemed to be Asset Sales.

                  "Augusta Property" shall mean the premises located at 1431 Marvin Griffin Road, Augusta, Georgia.

                  "Authority" shall have the meaning set forth in Section 4.19(d) hereof.

                  "Base Rate" shall mean the base commercial lending rate of IBJ as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by IBJ as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by IBJ to any particular class or category of customers of IBJ.

                  "Bleyer" shall mean Alfred Bleyer & Co., Inc., a New York corporation.


                  "Bleyer Acquisition" shall mean the acquisition by Borrower of certain of the assets and business of Bleyer for an aggregate amount not to exceed $10,000,000 pursuant to the Bleyer Purchase Agreement.

                  "Bleyer Purchase Agreement" shall mean that certain Agreement dated October 12, 1995 between Bleyer and Borrower.

                  "Blocked Accounts" shall have the meaning set forth in Section 4.15(h) hereof.

                  "Borrower" shall mean The Fonda Group, Inc., a Delaware corporation, and all permitted successors and assigns.


                  "Borrower's Account" shall have the meaning set forth in
Section 2.9 hereof.

                  "Box USA" shall mean Box USA Holdings Inc., a New York corporation, formerly Four M Corporation.

                  "Business Day" shall mean with respect to Eurodollar Rate Loans, any day on which commercial banks are open for domestic and international business, including dealings in Dollar deposits in London, England and New York, New York and with respect to all other loans, any day other than a day on which commercial banks in New York are authorized or required by law to close.

                  "CA Property" shall mean the premises located at 1160 Vernon Way, El Cajon, California and 1250 North Marshall Avenue, El Cajon, California.

                  "Capital Expenditures" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto, which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations, which, in accordance with GAAP, would be classified as capital expenditures.

                  "Capital Lease Obligations" shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" shall mean (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Equivalents" shall mean (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentally thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting qualifications specified in clause (iii) above and (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within one year after the date of acquisition.

                  "CEG" shall mean Creative Expressions Group, Inc., a Delaware corporation.


                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss.9601 et seq.

                  "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Borrower and its Restricted Subsidiaries taken as a whole, to any "person" or "group" (as such terms are used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act) other than the Principals, (ii) the adoption of a plan relating to the liquidation or dissolution of Borrower, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person or group (as defined above), other than the Principals, becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more of the voting power of the voting stock of Borrower than at that time is beneficially owned by the Principals; or (iv) the first day on which more than a majority of the members of the Board of Directors of Borrower are not Continuing Directors. For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring voting stock of Borrower will be deemed to be a transfer of such portion of such voting stock as corresponds to the portion of the equity of such entity that has been so transferred.

                  "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, Borrower or any of its Affiliates.

                  "Chesapeake" shall mean Chesapeake Consumer Products Company, a Virginia corporation.


                  "Chesapeake Acquisition" shall mean the acquisition by Borrower of all of the stock of Chesapeake pursuant to the Chesapeake Purchase Agreement.

                  "Chesapeake Purchase Agreement" shall mean that certain Stock Purchase Agreement dated October 13, 1995 between Chesapeake Corporation and Borrower.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

                  "Collateral" shall mean and include:

                           (a)      all Receivables;

                           (b)      all Equipment;

                           (c)      all General Intangibles;

                           (d)      all Inventory;

                           (e)      all Investment Property;

                           (f)      the Augusta Property;

                           (g)      all of Borrower's right, title and interest
in and to (i) all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of Borrower's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit and money; (vi) all commercial tort claims where Borrower is plaintiff (whether now existing or hereafter arising); (vii) if and when obtained by Borrower, all real and personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (viii) any other goods, personal property or real property now owned or hereafter acquired in which Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto, or under any other agreement between Lenders and Borrower;

                           (h)      all of Borrower's ledger sheets, ledger
cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b) (c), (d),
(e), (f) or (g) of this Paragraph; and

                           (i)      all proceeds and products of (a), (b), (c)
(d), (e), (f), (g) and (h) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceed.

                  "Commission" shall mean the Securities Exchange Commission.


                  "Commitment Percentage" of any Lender shall mean the percentage set forth

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
below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(c) hereof.

                  "Commitment Transfer Supplement" shall mean a document in the form of Exhibit 15.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

                  "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

                  "Consolidated Net Income" shall mean, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, that, (i) the Net Income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of such Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded (iv) the cumulative effect of a change in accounting principles shall be excluded and (v) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to Borrower or one of its Restricted Subsidiaries.

                  "Consolidated Net Worth" shall mean, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common equity holders of such Person and its Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of the Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (b) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (c) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

                  "Continuing Directors" shall mean, as of any date of determination, any member of the Board of Directors of Borrower who (i) was a member of the Board of Directors on the date of this Agreement or (ii) was nominated for election to the Board of Directors with the approval of at least a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election.

                  "Contract Rate" shall mean, as applicable, the Revolving Interest Rate or the Term Loan Rate.

                  "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

                  "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with Borrower, pursuant to which Borrower is to deliver any Inventory or perform any services.

                  "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  "Defaulting Lender" shall have the meaning set forth in
Section 2.18(a) hereof.

                  "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

                  "Depository Accounts" shall have the meaning set forth in
Section 4.15(h) hereof.

                  "Disqualified Stock" shall mean any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Senior Subordinated Notes mature.

                  "Documents" shall have the meaning set forth in Section 8.3(c) hereof.

                  "Dollar" and the sign "$" shall mean lawful money of the United States of America.

                  "Domestic Rate Loan" shall mean any Advance that bears interest based upon the Alternate Base Rate.

                  "Dopaco" shall have the meaning given to such term in the Background of this Agreement.

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
                  "Dopaco Acquisition" shall mean the acquisition by Borrower of substantially all of the assets and business of the consumer paper plate division of Dopaco pursuant to the Dopaco Purchase Agreement.

                  "Dopaco Purchase Agreement" shall have the meaning given to such term in the Background of this Agreement.

                  "Earnings Before Interest and Taxes" shall mean for any period the sum of (i) Borrower's Net Income for such period, (ii) all interest expense of Borrower for such period and (iii) all charges against Borrower's income for such period for federal, state and local taxes.

                  "EBITDA" shall mean for any period (calculated to exclude any non-cash gains and losses) the sum of (i) Earnings Before Interest and Taxes,
(ii) depreciation expenses for such period and (iii) amortization expenses for such period (including amortization of debt issuance costs).

                  "Effective Date" shall mean date on which all the conditions precedent in Section 8.3 have been satisfied.

                  "Eligible Inventory" shall mean and include Inventory (excluding work in process), valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's opinion, obsolete, slow moving or unmerchantable and which Agent, in its sole discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of Agent and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

                  "Eligible Receivables" shall mean each Receivable arising in the ordinary course of Borrower's business and which Agent, in its sole credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's perfected security interest and no other Lien, and is evidenced by an invoice or other documentary evidence satisfactory to Lenders. In addition, no Receivable shall be an Eligible Receivable if:

                  (a) it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower provided, however, Receivables arising out of sales made by Borrower to Sweetheart or to its domestic subsidiaries or Fibre Marketing in an aggregate amount not to exceed $5,000,000 at any one time outstanding and which otherwise meet the eligibility criteria for Eligible Receivables shall be deemed to constitute Eligible Receivables;

                  (b) (i) with respect to Receivables due and owing to Borrower from Customers which were account debtors of CEG on or before December 6, 1999 which are maintained on the sales journal at Borrower's offices in Indianapolis, Indiana and historically

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
were maintained on CEG's sales journals and as of August 27, 2001 will be maintained as specialty goods on the sales journal at Borrower's offices in Oshkosh, Wisconsin (collectively, the "Special Customer Receivables"), it is due or unpaid more than (A) one hundred and twenty (120)days after the original invoice date or (B) sixty (60) days after the stated due date; and (ii) with respect to Receivables due and owing which are not Special Customer Receivables, it is due or unpaid more than (A) ninety (90) days after the original invoice date or (B) sixty (60) days after the stated due date.

                  (c) fifty percent (50%) or more of the Receivables from such Customer are not deemed Eligible Receivables hereunder. Such percentage may, in Agent's sole discretion, be increased or decreased from time to time;

                  (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

                  (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors,
(iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or
(viii) take any action for the purpose of effecting any of the foregoing;

                  (f) the sale is to a Customer outside the continental United States of America, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its sole discretion;

                  (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper; provided, however, Receivables arising out of bill-and-hold sales in an aggregate amount not to exceed $300,000 and which otherwise meet the eligibility criteria for Eligible Receivables shall be deemed to constitute Eligible Receivables;

                  (h) Agent believes, in its sole judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

                  (i) the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940,as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

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
                  (j) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by Borrower and accepted by the Customer or the Receivable otherwise does not represent a final sale;

                  (k) the Receivables of the Customer exceed a credit limit determined by Agent, in its sole discretion, to the extent such Receivable exceeds such limit;

                  (l) the Receivable is subject to any offset or deduction, to the extent of such offset or deduction, or defense, dispute, or counterclaim, the Customer is also a creditor or supplier or the Receivable is contingent in any respect or for any reason; provided, however, that if a Customer is also a creditor or supplier, if Agent receives a non-offset letter in form and substance reasonably satisfactory to Agent from such Customer, if the Receivable from such Customer otherwise meets the eligibility criteria for Eligible Receivables, at Agent's sole discretion, such Receivable shall be deemed to constitute an Eligible Receivable.

                  (m) Borrower has made any agreement with any Customer for any deduction therefrom, to the extent of such deduction, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                  (n) shipment of the merchandise or the rendition of services has not been completed;

                  (o) any return, rejection or repossession of the merchandise has occurred;

                  (p)      such Receivable is not payable to Borrower; or

                  (q) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

                  "Environmental Complaint" shall have the meaning set forth in
Section 4.19(d) hereof.

                  "Environmental Laws" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

                  "Equipment" shall mean and include all of Borrower's goods (excluding Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings,

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
fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

                  "Equity Interests" shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

                  "Eurodollar Rate" shall mean for any Eurodollar Rate Loan for the then current Interest Period relating thereto the rate per annum (such Eurodollar Rate to be adjusted to the next higher 1/100 of one (1%) percent) equal to the quotient of (a) LIBOR, divided by (b) a number equal to 1.00 minus the aggregate of the rates (expressed as a decimal) of reserve requirements current on the day that is two Business Days prior to the beginning of the Interest Period (including without limitation basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over IBJ) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

                  "Eurodollar Rate Loan" shall mean an Advance at any time that bears interest based on the Eurodollar Rate.

                  "Event of Default" shall mean any of the events set forth in
Article X hereof.

                  "Excess Cash Flow" for any fiscal period shall mean EBITDA of Borrower for such fiscal period minus non-financed Capital Expenditures made by Borrower during such fiscal period minus interest and cash taxes actually paid by Borrower during such fiscal period minus the amount of scheduled principal payments on the Term Loan during such fiscal period.

                  "Existing Agreement" shall have the meaning ascribed to such term in the Background of this Agreement.

                  "Existing Indebtedness" shall mean Indebtedness of Borrower and its Subsidiaries in existence on the date of this Agreement, until such amounts are repaid.

                  "Existing Lenders" shall mean each Lender hereunder that was a Lender under the Existing Agreement.

                  "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by IBJ from three Federal funds brokers of recognized standing selected by IBJ.

                  "Fee Letter" shall mean that certain fee letter dated as of the Effective Date from Borrower to Agent setting forth fees to be paid by Borrower to Agent, as amended from time to time.

                  "Fibre Marketing" shall mean Fibre Marketing Group, LLC, a Maryland limited liability company.

                  "Fixed Assets" shall mean, collectively, Equipment and Real Property including any products and proceeds thereof in whatever form.

                  "Fixed Charge Coverage Ratio" shall mean and include, with respect to a particular period, the ratio of (a) EBITDA minus non-financed Capital Expenditures made during such period to (b) all Senior Debt Payments plus all cash interest payments under the Senior Subordinated Notes during such period, plus all cash taxes paid during such period plus all capital lease payments plus all Restricted Payments.

                  "Formula Amount" shall have the meaning set forth in Section 2.1(a) hereof.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "General Intangibles" shall mean and include all of Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all payment intangibles, choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade secrets, goodwill, software, computer information, source codes, codes, records and dates, copyrights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by a Customer (other than to the extent covered by Receivables) all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

                  "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

                  "Guarantee" shall mean a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

                  "Hazardous Discharge" shall have the meaning set forth in
Section 4.19(d) hereof.

                  "Hazardous Substance" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated byphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

                  "Hazardous Wastes" shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

                  "Hedging Obligations" shall mean, with respect to any Person, the obligations of such Person under (i) interest and currency rate swap agreements, interest rate cap agreements and interest rate collar agreements and
(ii) other agreements or arrangements designed to protect such Person against fluctuations in interest or currency exchange rates.

                  "IBJ" shall have the meaning given to such term in the introductory paragraph of this Agreement.

                  "Indebtedness" shall mean with respect to any Person, (i) any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (ii) all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) in which case the amount of such Indebtedness shall be deemed to be the lesser of (a) the amount of such Indebtedness and (b) the fair market value of the asset that secures such Indebtedness, (iii) Disqualified Stock of such Person, (iv) preferred stock of any Restricted Subsidiary of such Person (other than preferred stock held by such Person or any of its Wholly Owned Restricted Subsidiaries) and (v) to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person.

                  "Indenture" shall mean that certain Indenture dated as of February 27, 1997 between the Trustee and Borrower.

                  "Intellectual Property" shall mean and include all of Borrower's inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade secrets, goodwill, copyrights, registrations, licenses, whether now owned or hereafter acquired.

                  "Interest Period" shall mean the period provided for any Eurodollar Rate Loan pursuant to Section 2.2(b) hereof.

                  "Inventory" shall mean all of Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                  "Inventory Advance Rate" shall have the meaning set forth in
Section 2.1(a)(ii) hereof.

                  "Investment Property" shall mean and include all of Borrower's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts.

                  "Investments" shall mean, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided, that, an acquisition of assets, Equity Interests or other securities by Borrower or any of its Restricted Subsidiaries for consideration consisting of common equity securities of Borrower or such Restricted Subsidiary shall not be deemed to be an Investment.

                  "Issuer" shall mean any Person who issues a Letter of Credit and/or accepts a draft pursuant to the terms hereof.

                  "James River" shall mean James River Paper Company, Inc., a Virginia corporation.

                  "James River Acquisition" shall mean the acquisition by Borrower of the stock of James River-Long Beach, Inc., a Virginia corporation and the assets of the Natural Dam division of James River pursuant to the James River Purchase Agreement.

                  "James River Purchase Agreement" shall mean that certain Asset Purchase Agreement dated as of March 22, 1996 between James River and Borrower.

                  "Lender" and "Lenders" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement and shall include each person which is a Purchasing

Lender.

                  "Lender Default" shall have the meaning set forth in Section 2.18(a) hereof.

                  "Letter of Credit Fee" shall have the meaning set forth in
Section 3.2 (c) hereof.

                  "Letters of Credit" shall have the meaning set forth in
Section 2.15 hereof.

                  "LIBOR" shall mean for any Eurodollar Rate Loan for the then current Interest Period relating thereto, the rate per annum quoted by Agent to Borrower two (2) Business Days prior to the first day of such Interest Period as the rate available to Agent in the interbank market for offshore Dollar deposits in immediately available funds for a period equal to such Interest Period and in an amount equal to the amount of such Eurodollar Rate Loan.

                  "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

                  "Long Beach Property" shall mean the premises located at 18554 Sussana Road, Rancho Dominguez, California 90221.

                  "Make-Whole Premium" with respect to a Senior Subordinated Note means an amount equal to the greater of (i) 104.75% of the outstanding principal amount of such Senior Subordinated Note and (ii) the excess of (a) the present value of the remaining interest, premium and principal payments due on such Senior Subordinated Note as if such Senior Subordinated Note were redeemed on March 1, 2002, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the outstanding principal amount of such Senior Subordinated Note.

                  "Marcal" shall mean Marcal Paper Mills Inc., a New Jersey corporation.

                  "Marcal Acquisition" shall mean the acquisition by Borrower of substantially all of the assets and business of the Springprint Medallion Division of Marcal pursuant to the Marcal Purchase Agreement.

                  "Marcal Purchase Agreement" shall mean the Asset Purchase Agreement dated as of August 9, 2000 by and between Marcal and Borrower, as amended by a First Amendment of Asset Purchase Agreement dated as of September 25, 2000.

                  "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, operations, prospects or financial condition of Borrower and its Subsidiaries, taken as a whole (ii) Borrower's ability to pay the Obligations in accordance with the terms thereof, (iii) the

Collateral or Agent's Liens on the Collateral or the priority of any such Lien, or (iv) Agent's and Lenders' rights and remedies under this Agreement and the Other Documents.

                  "Maximum Loan Amount" shall mean $80,000,000 as reduced by repayments of Term Loan.

                  "Maximum Revolving Advance Amount" shall mean $65,000,000.

                  "Maximum Revolving Loan Commitment" of any Lender shall mean the Commitment Percentage of such Lender multiplied by the Maximum Revolving Advance Amount.

                  "Maximum Term Loan Amount" shall mean $15,000,000 as reduced by repayments of Term Loan.

                  "Maximum Term Loan Commitment" of any Lender shall mean the Commitment Percentage of such Lender multiplied by the Maximum Term Loan Amount.

                  "Monthly Advances" shall have the meaning set forth in Section
3.1 hereof.

                  "Mortgage" shall mean the mortgage dated as of September 25, 2000 on the Augusta Property, securing the original principal amount of $2,500,000 together with all extensions, renewals, amendments, supplements, modifications, substitutions and replacements thereto and thereof.

                  "Natural Dam Property" shall mean, collectively, the premises located at (i) Natural Dam Facility, 4886 State Highway 58, Gouverneur, New York 13642, (ii) 71 Prospect Street, Gouverneur, New York 13642 and (iii) Company Houses (4), 4874, 4875, 4886, 4895 State Highway 48, Gouverneur, New York 13642.

                  "Net Income" shall mean, with respect to any Person for any period, the net income (loss) of such Person for such period, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

                  "Net Proceeds" shall mean the aggregate cash proceeds received by Borrower or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions), any relocation expenses incurred as a result thereof, any taxes paid or payable by Borrower or any of its Restricted Subsidiaries as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

                  "Net Worth" at a particular date, shall mean all amounts which would be included under shareholders' equity on a balance sheet of Borrower determined in accordance with GAAP as at such date.

                  "Non-Defaulting Lenders" shall have the meaning set forth in
Section 2.18(b) hereof.

                  "Non-Recourse Debt" shall mean Indebtedness (i) as to which neither Borrower nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender, (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Senior Subordinated Notes) of Borrower or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (iii) as to which the Lenders have been notified in writing that they will not have any recourse to the stock or assets of Borrower or any of its Restricted Subsidiaries.

                  "Note" or "Notes" shall mean, collectively, the Term Loan Notes and the Revolving Credit Notes.

                  "Obligations" shall mean and include any and all of Borrower's Indebtedness and/or liabilities to Agent or Lenders or any corporation that directly or indirectly controls or is controlled by or is under common control with any Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, arising under this Agreement or under any other related agreement between Agent or Lenders and Borrower and all obligations of Borrower to Agent or Lenders to perform acts or refrain from taking any action.

                  "Offering Memorandum" shall mean the offering memorandum of Borrower dated February 24, 1997 with respect to the 9-1/2% Senior Subordinated Notes due 2007.

                  "Original Effective Date" shall mean February 27, 1997.

                  "Original Owner" shall mean Dennis Mehiel and any Permitted Transferee.

                  "Original Term Loan" shall have the meaning set forth in
Section 2.4 hereof.

                  "Oshkosh Property" shall mean the premises located at 2920 North Main Street, Oshkosh, Wisconsin.

                  "Other Documents" shall mean the Notes and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

                  "Outstanding Amount" shall have the meaning set forth in
Section 2.4 hereof.

                  "Participant" shall mean each Person who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Office" shall mean initially One State Street, New York, New York 10004; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower and to each Lender to be the Payment Office.

                  "Permitted Investments" shall mean (i) any Investment in Borrower or in a Wholly Owned Restricted Subsidiary of Borrower; (ii) any Investment in Cash Equivalents; (iii) any Investment by Borrower or any of its Restricted Subsidiaries in a Person if, as a result of such Investment, (a) such Person becomes a Wholly Owned Restricted Subsidiary of Borrower or a Wholly Owned Restricted Subsidiary or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Borrower or a Wholly Owned Restricted Subsidiary of Borrower; and (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 7.1 hereof.

                  "Permitted Liens" shall mean (i) Liens in favor of the Agent;
(ii) Liens in favor of Borrower or any of its Restricted Subsidiaries; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with Borrower or any of its Restricted Subsidiaries, provided, that, such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with Borrower or any such Restricted Subsidiary;
(iv) Liens on property existing at the time of acquisition thereof by Borrower or any of its Restricted Subsidiaries, provided, that, such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens on any asset of Borrower or any of its Subsidiaries (other than the Collateral), whether now owned or hereafter acquired, to secure Indebtedness permitted by Section 7.8 hereof, subject to compliance with Section
6.12 hereof; (vii) Liens set forth on Schedule 1.2 hereto (viii) Liens for taxes, assessments or other governmental charges not delinquent, or, being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (ix) Liens incurred in the ordinary course of business of Borrower or any of its Restricted Subsidiaries with respect to obligations that do not exceed
$2 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by Borrower or any such Restricted Subsidiary; (x) renewals or refundings of any Liens referred to in clauses (iii) through (ix) above provided, that, any such renewal or refunding does not extend to any assets or secure any Indebtedness not securing or secured by the Liens being renewed or refinanced; and (xi) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries.

                  "Permitted Refinancing Debt" shall mean any Indebtedness of Borrower or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of Borrower or any such Restricted Subsidiary; provided, that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Debt has a final maturity date no earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Senior Subordinated Notes, such Permitted Refinancing Debt has a final maturity date no earlier than the final maturity date of, and is subordinated in right of payment to, the Senior Subordinated Notes on terms at least as favorable to the holders of Senior Subordinated Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred only by Borrower or the Restricted Subsidiary that is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                  "Permitted Transferee" shall mean the spouse or children of Dennis Mehiel, or any trusts or custodianships established for the benefit of one or more of any of them.

                  "Person" shall mean an individual, a partnership, a corporation, a business trust, a limited liability company, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

                  "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

                  "Principals" shall mean Dennis Mehiel, his lineal descendants and any trust, corporation, partnership, association, limited liability company or other entity in which Dennis Mehiel and/or his lineal descendants hold at least 80% of the total, combined outstanding voting power or similar controlling interest.

                  "Private Placement" shall mean the issuance and sale by Borrower of the Senior Subordinated Notes pursuant to Rule 144A under the Securities Act of 1933, as amended.

                  "Pro Forma Balance Sheet" shall have the meaning set forth in
Section 5.5(a) hereof.

                  "Pro Forma Financial Statements" shall have the meaning set forth in Section 5.5(b) hereof.

                  "Projections" shall have the meaning set forth in Section 5.5(b) hereof.

                  "Purchase Agreements" shall mean collectively, the Acquisition Agreement, the Bleyer Purchase Agreement, the Chesapeake Purchase Agreement, the James River Purchase Agreement, the Marcal Purchase Agreement, and the Dopaco Purchase Agreement.

                  "Purchasing Lender" shall have the meaning set forth in
Section 15.3 hereof.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C.ss.ss.6901 et seq., as same may be amended from time to time.

                  "Real Property" shall mean all of Borrower's rights, title and interest in and to the Oshkosh Property, the Three Rivers Property, the Appleton Property, Natural Dam Property and the Augusta Property.

                  "Receivables" shall mean and include all of Borrower's accounts, contract rights, instruments (including those evidencing indebtedness among Borrower and its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, drafts and acceptances, credit card receivables and all other forms of obligations owing to Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations (as defined in Article 9 of the Uniform Commercial Code), guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Lenders hereunder.

                  "Receivables Advance Rate" shall have the meaning set forth in
Section 2.1(a)(i) hereof.

                  "Release" shall have the meaning set forth in Section 5.7(c)(i) hereof.

                  "Required Lenders" shall mean Lenders holding at least fifty-one percent (51%) of the Advances or, if no Advances are outstanding Lenders having Commitment Percentages aggregating at least fifty one percent(51%).

                  "Restricted Investment" shall mean an Investment other than a Permitted Investment.

                  "Restricted Payments" shall have the meaning set forth in
Section 7.7 hereof.

                  "Restricted Subsidiary" of a Person shall mean any Subsidiary of such Person that is not an Unrestricted Subsidiary.

                  "Revolving Advance Rates" shall have the meaning set forth in
Section 2.1(a) hereof.

                  "Revolving Advances" shall mean any advances made pursuant to
Section 2.1(a) hereof.

                  "Revolving Credit Notes" shall have the meaning given to it in
Section 2.1(a) hereof.

                  "Revolving Interest Rate" shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one-half of one percent (.50%) with respect to Domestic Rate Loans or (b) the sum of the Eurodollar Rate plus two and one-half percent (2.50%) with respect to Eurodollar Rate Loans.

                  "Senior Debt" of any Person shall mean (i) any Indebtedness of such Person incurred under this Agreement, (ii) Indebtedness of a Restricted Subsidiary formed for the sole purpose of engaging in accounts receivable financings and (iii) any other Indebtedness permitted to be incurred by such Person pursuant to Section 7.8 hereof, unless the instrument under which such Indebtedness is incurred expressly provides that it is subordinated in right of payment to any Senior Debt of such Person. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (a) any liability for federal, state, local or other taxes owed or owing by such Person, (b) any Indebtedness of such Person to any of its Subsidiaries or other Affiliates, (c) any trade payables or (d) any Indebtedness that is incurred in violation of this Agreement.

                  "Senior Debt Payments" shall mean and include all cash actually expended by Borrower to make (a) interest payments on any Advances hereunder, plus, (b) scheduled principal payments on the Term Loan, plus (c) payments for all fees, commissions and charges set forth herein and with respect to any Advances.

                  "Senior Subordinated Notes" shall mean the 9 1/2% Senior Subordinated Notes due 2007 in the original principal amount of $120,000,000 issued by Borrower.

                  "Settlement Date" shall mean the Effective Date and thereafter Wednesday of each week unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

                  "Subsidiary" shall mean, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees -thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

                  "Subsidiary Guarantees" shall have the meaning set forth in
Section 7.12 hereof.

                  "Sweetheart" shall mean Sweetheart Cup Company, Inc. a Delaware corporation.


                  "Term" shall have the meaning set forth in Section 13.1 hereof.

                  "Term Loan" shall mean the Advances made pursuant to Section
2.4 .

                  "Term Loan Rate" shall mean " shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus three quarters of one percent (0.75%) with respect to Domestic Rate Loans or (b) the sum of the Eurodollar Rate plus two and three quarters percent (2.75%) with respect to Eurodollar Rate Loans.

                  "Term Loan Note" shall mean the promissory notes described in
Section 2.4 hereof.

                  "Termination Date" shall have the meaning set forth in Section
13.1 hereof.

                  "Termination Event" shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of either Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of either Borrower or any member of the Controlled Group from a Multiemployer Plan.

                  "The Fonda Group" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

                  "Three Rivers Property" shall mean the premises located at 612 Fourth Street,

Three Rivers, Michigan 49093.

                  "Toxic Substance" shall mean and include any material present on the Real Property or the Leasehold Interests which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. ss.ss. 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic substance" includes but is not limited to asbestos, polychlorinated byphenyls (PCBs) and lead-based paints.

                  "Transferee" shall have the meaning set forth in Section 16.3(b) hereof.

                  "Transactions" shall have the meaning set forth in Section 5.5 hereof.

                  "Treasury Rate" shall mean the yield to maturity at the time of the computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15(519)), which has become publicly available at least two Business Days prior to the date fixed for prepayment (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life of the series of Senior Subordinated Notes for which a Make-Whole Premium is being calculated; provided, however, that if the average life of such note is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the average life of such Senior Subordinated Notes is less than one year, the weekly average yield on actually traded United States Treasury Securities adjusted to a constant maturity of one year shall be used.

                  "Trustee" shall mean The Bank of New York until a successor replaces it in accordance with the applicable provisions of the Indenture and, thereafter, means the successor serving thereunder.

                  "Undrawn Availability" at a particular date shall mean an amount equal to (a) the lesser of (x) the Formula Amount or (y) the Maximum Revolving Advance Amount minus (b) the sum of (i) the outstanding amount of Advances other than the Term Loan plus (ii) all amounts due and owing to Borrower's trade creditors which are outstanding more than sixty (60) days after the original due date thereof and (iii) all fees and expenses constituting Obligations which are due and payable.

                  "Unrestricted Subsidiary" shall mean any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board resolution, but only to the extent that such Subsidiary (i) has no Indebtedness other than Non-Recourse Debt; (ii) is not party to any agreement, contract, arrangement or understanding with Borrower or any of its Restricted Subsidiaries unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Borrower, (iii) is a Person with respect to which neither Borrower nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results, (iv) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of Borrower or any of its Restricted Subsidiaries and (v) has at least one member of its Board of Directors who is not a director or executive officer of Borrower or any of its Restricted Subsidiaries and has at least one executive officer who is not a director or executive officer of Borrower or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Agent by filing with the Agent a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 7.7 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of Borrower as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 7.8 hereof, Borrower shall be in default of such Section). The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary, provided, that, such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Borrower of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under Section 7.8 hereof and (ii) no Default or Event of Default would be in existence following such designation.

                  "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

                  "Week" shall mean the time period commencing with the opening of business on a Wednesday and ending on the end of business the following Tuesday.

                  "Wholly Owned Restricted Subsidiary" of any Person shall mean a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

         1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

         1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to this Agreement or to any of the Other Documents shall include any and all modifications or amendments hereto or thereto and any and all extensions or renewals hereof or thereof.


II.      ADVANCES, PAYMENTS.

         2.1.     (a)      Revolving Advances.  Subject to the terms and
conditions set forth in this Agreement, each Lender, severally and not jointly, will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit or (y) an amount equal to the sum of:

                           (i)      up to 85%, subject to the provisions of
                  Section 2.1(b) hereof, of Eligible Receivables("Receivables Advance Rate"), plus

                           (ii) up to the lesser of (A) 60%, subject to the
                  provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) $32,500,000 in the aggregate at any one time, minus

                           (iii) the aggregate amount of outstanding Letters of Credit, minus

                           (iv) such reserves as Agent may reasonably deem proper and necessary from time to time.

                  The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (ii) minus (y) Section 2.1(a)(y)(iv) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by secured promissory notes in substantially the form attached hereto as Exhibit 2.1(a) executed and delivered by Borrower to each Lender (collectively, "Revolving Credit Notes").

                  (b) Discretionary Rights. The Advance Rates may be increased (subject to the provisions of Section 15.2(b)(ii) of this Agreement) or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by Borrower.

         2.2.     Procedure for Revolving Advances Borrowing.

                  (a) Borrower may notify Agent prior to 11:00 a.m. on a Business Day of its request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or Lenders, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or Lenders, and such request shall be irrevocable.

                  (b) Notwithstanding the provisions of (a) above, in the event Borrower desires to obtain a Eurodollar Rate Loan, it shall give Agent at least three (3) Business Days' prior written notice on or before 11:00 A.M., specifying (i) the date of the proposed borrowing (which shall be a Business
Day), (ii) the type of borrowing and the amount on the date of such Advance to be borrowed, which amount shall be an integral multiple of $50,000, and (iii) the duration of the first Interest Period therefor. Interest Periods for Eurodollar Rate Loans shall be for one, two, three or six months.

                  (c) Each Interest Period of a Eurodollar Rate Loan shall commence on the date such Eurodollar Rate Loan is made and shall end on such date as Borrower may elect as set forth in (b)(iii) above provided, that, the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term.

         Borrower shall elect the initial Interest Period applicable to a Eurodollar Rate Loan by its notice of borrowing given to Agent pursuant to
Section 2.2(b) or by its notice of conversion given to Agent pursuant to Section 2.2(d), as the case may be. Borrower shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrower, Borrower shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 2.2(d) hereinbelow.

                  (d) Provided, that, no Event of Default shall have occurred and be continuing, Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Eurodollar Rate Loan, or on any day with respect to Domestic Rate Loans convert any such loan into a loan of another type in the same aggregate principal amount provided, that, any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Borrower desires to convert a loan, it shall give Agent not less than three (3) Business Days' prior written notice to convert from a Domestic Rate Loan to a Eurodollar Rate Loan or one (1) Business Day prior written notice to convert from a Eurodollar Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than five (5) Eurodollar Rate

Loans, in the aggregate.

                  (e) At its option and upon ninety (90) days' prior written notice, Borrower may prepay the Advances in whole at any time, upon payment of the early termination fee set forth in Section 13.1 with accrued interest on the principal being prepaid to the date of such repayment and in the event that any prepayment of a Eurodollar Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto, Borrower shall indemnify Agent and Lenders therefor in accordance with
Section 2.2(f) hereof.

                  (f) Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment or any default by Borrower in the payment of the principal of or interest on any Eurodollar Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Rate Loan after notice thereof has been given, including (but not limited to) any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

                  (g) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (g), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any Eurodollar Rate Loans, to make or maintain its Eurodollar Rate Loans, the obligation of Lenders to make Eurodollar Rate Loans hereunder shall forthwith be cancelled and Borrower shall, if any affected Eurodollar Rate Loans are then outstanding, promptly upon request from Lenders, either pay all such affected Eurodollar Rate Loans or convert such affected Eurodollar Rate Loans into loans of another type. If any such payment or conversion of any Eurodollar Rate Loan is made on a day that is not applicable to such Eurodollar Rate Loan Borrower shall pay Lenders, upon Lenders' request, such amount or amounts as may be necessary to compensate Lenders for any loss or expense sustained or incurred by Lenders in respect of such Eurodollar Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lenders to lenders of funds obtained by Lenders in order to make or maintain such Eurodollar Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrower shall be conclusive absent manifest error.

         2.3. Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrower to Agent or Lenders, shall be charged to Borrower's Account on Agent's books. During the Term, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under Section 2.2(a) hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's operating account at IBJ, or such other bank as Borrower may designate following notification to Agent, in immediately available federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

         2.4. Term Loan. On September 25, 2000, each Existing Lender, severally and not jointly, made a term loan to Borrower in the sum equal to such Existing Lender's Commitment Percentage of $5,000,000 (the "Original Term Loan"), with respect to which $4,166,666 principal amount (the "Outstanding Amount") remains outstanding as of the Effective Date. On the Effective Date, each Lender (other than an Existing Lender) shall be deemed to have purchased from the Existing Lenders an interest in the Original Term Loan in an amount equal to such Lender's Commitment Percentage of the Outstanding Amount. Subject to the terms and conditions of this Agreement, on the Effective Date each Lender, severally and not jointly, will make an additional term loan to Borrower in the sum equal to such Lender's Commitment Percentage of $10,833,334. Such additional term loan, together with the Original Term Loan, shall be consolidated on the Effective Date and hereinafter referred to as the Term Loan. The Term Loan shall be, with respect to principal, payable as follows, subject to acceleration pursuant to Section 11.1 upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: equal payments of $250,000 per month each of which shall be due and payable on the first day of each calendar month commencing on September 1, 2001 with the final installment of the unpaid principal balance of the Term Loan due on the expiration of the Term. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the "Term Loan Note") in substantially the form attached hereto as Exhibit 2.4.

         2.5. Maximum Revolving Advances. The aggregate balance of Revolving Advances outstanding at any time shall not exceed the lesser of (a) Maximum Revolving Advance Amount minus the aggregate amount of outstanding Letters of Credit or (b) the Formula Amount minus the aggregate amount of outstanding Letters of Credit. No Lender shall be obligated to make Revolving Advances in excess of its Maximum Revolving Loan Commitment.

         2.6. Lender Acknowledgment. Each Lender hereby acknowledges its Commitment Percentage, Maximum Revolving Loan Commitment and Maximum Term Loan Commitment as set forth below such Lender's name on the signature page hereof as each may be adjusted upon an assignment by a Lender pursuant to Section 15.3(c) hereof.

         2.7.     Repayment of Advances.

                  (a) The Advances (other than the Term Loan) shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section
2.4 subject to earlier prepayment as herein provided.

                  (b) Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit

Borrower's Account as of the Business Day on which Agent receives those items of payment, Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of the Obligations one (1) Business Day following the Business Day Agent receives such remittances via wire transfer or electronic depository check from either the Blocked Account bank, the Depository Account bank or Borrower. Agent is not, however, required to credit Borrower's Account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrower's Account for the amount of any item of payment which is returned to Agent unpaid.

                  (c) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office not later than 1:00 P.M. (New York Time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's Account or by making Advances as provided in Section 2.2 hereof.

         2.8. Repayment of Excess Advances. The aggregate balance of Advances outstanding at any time in excess of the maximum amount of Advances permitted hereunder shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

         2.9. Statement of Account. Agent shall maintain, in accordance with its customary procedures, a loan account ("Borrower's Account") in the name of Borrower in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower unless Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of Agent with respect to the Borrower's Account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto.

         2.10. Additional Payments. Any sums expended by Agent or any Lender due to Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

         2.11.    Manner of Borrowing and Payment.

                  (a) Each borrowing of Revolving Advances shall be advanced according to the Commitment Percentages of Lenders. The Term Loan shall be advanced according to the

Commitment Percentages of Lenders.

                  (b) Subject to Section 2.18(b), each payment (including each prepayment) by Borrower on account of the principal on the Revolving Credit Note, shall be applied to the Revolving Advances pro rata according to the Commitment Percentages of Lenders. Each payment (including each prepayment) by Borrower on account of the principal on each respective Term Loan Note shall be applied to Term Loan pro rata according to the Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to Agent on behalf of Lenders to the Payment Office, in each case on or prior to 1:00 P.M., New York time, in Dollars and in immediately available funds.

                  (c) (i) Notwithstanding anything to the contrary contained in Sections 2.11(a) and (b) hereof, each borrowing of Revolving Advances shall be advanced by Agent and each payment by Borrower on account of Revolving Advances shall be applied first to those Revolving Advances made by Agent. On or before 1:00 P.M., New York time, on each Settlement Date, Agent and Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender shall provide Agent with funds in an amount equal to its Commitment Percentage of the difference between (w) such Revolving Advances and
(x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with its Commitment Percentage of the difference between (y) such repayments and (z) such Revolving Advances.

                           (ii)     Each Lender shall be entitled to earn
interest at the applicable Contract Rate on outstanding Advances which it has funded.

                           (iii)    Promptly following each Settlement Date,
Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

                  (d) If any Lender or Participant (a "benefitted Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (e) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrower a corresponding amount. Agent will promptly notify Borrower of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average federal funds rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to Revolving Advances hereunder, on demand from Borrower; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrower's rights (if any) against such Lender.

         2.12. Mandatory Prepayments. When Borrower sells or otherwise disposes of any Collateral other than Inventory in the ordinary course of business and except as permitted in Section 4.3 hereof, Borrower shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. If the Collateral disposed of by Borrower is the Augusta Property or any Equipment, such repayments shall be applied first, to the Term Loan in the inverse order of the maturities thereof, and second, to the remaining Obligations in such order as Agent may determine, subject to Borrower's ability to reborrow Revolving Advances in accordance with the terms hereof. If any Collateral (other than the Augusta Property or any Equipment) is disposed of by Borrower, such payments shall be applied first, to the Revolving Advances, and second, to the other Obligations in such order as Agent may determine, subject to Borrower's ability to reborrow Revolving Advances in accordance with the terms hereof.

         2.13. Excess Cash Flow. Borrower shall prepay the outstanding amount of the Term Loan in an amount equal to 50% of Excess Cash Flow for each fiscal year commencing with the fiscal year ending September 30, 2001 payable upon delivery of the financial statements to Agent referred to in and required by Section 9.7 for such fiscal year but in any event not later than ninety (90) days after the end of each such fiscal year, which amount shall be applied, to the

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
outstanding principal installments of the Term Loan in the inverse order of the maturities thereof. In the event that the financial statements are not so delivered, then a calculation based upon estimated amounts shall be made by Agent in good faith upon which calculation Borrower shall make the prepayment required by this Section 2.13, subject to adjustment when the financial statements are delivered to Agent as required hereby. The calculation made by Agent shall not be deemed a waiver of any rights Agent or Lenders may have as a result of the failure by Borrower to deliver such financial statements.

         2.14. Use of Proceeds. Borrower shall apply the proceeds of (i) Revolving Advances to finance the Dopaco Acquisition, to provide for its working capital needs (including without limitation, the payment of fees and expenses under this Agreement) and general corporate purposes (including, without limitation, Capital Expenditures) and (ii) the Term Loan to finance the Dopaco Acquisition.

         2.15. Letters of Credit. Subject to the terms and conditions hereof, Agent shall issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of Borrower; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Formula Amount. The maximum amount of outstanding Letters of Credit shall not exceed $5,000,000 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans. Letters of Credit that have not been drawn upon shall not bear interest.

         2.16.    Issuance of Letters of Credit.

                  (a) Borrower may request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, Issuer's form of Letter of Credit Application (the "Letter of Credit Application") completed to the satisfaction of Agent, together with such other certificates, documents and other papers and information as Agent or Issuer may reasonably request.

                  (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than (x) twelve (12) months with respect to any standby Letter of Credit and (y) 180 days with respect to any trade letter of credit, in each case after such Letter of Credit's date of issuance and in no event later than thirty (30) days before the last day of the Term. Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision, International Chamber of Commerce Publication 500 (the "UCP")) and any amendments or revisions thereof adhered to by the Issuer and, to the extent not inconsistent therewith, the laws of the State of New York. At Issuer's sole option, it may make any Letter of Credit issued by it subject to the UCP in effect on the day the Letter of Credit is issued or established or any other version of the UCP, in whole or in part, as the Issuer may select. Issuer also has the right to make any standby Letter of Credit subject, in whole or part, to the International Standby Practices 1998, International Chamber of Commerce Publication 590 ("ISP98") in effect on the day the Letter of Credit is issued or, at the sole option of the Issuer, any other version of ISP98, in whole or in part, as the Issuer may select.

                  (c) Agent shall use its reasonable efforts to notify Lenders of each request by Borrower for the issuance of a Letter of Credit hereunder.

         2.17.    Requirements For Issuance of Letters of Credit.

                  (a) In connection with the issuance of any Letter of Credit Borrower shall indemnify, save and hold Agent, each Lender and each Issuer harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent, any Lender or any Issuer, and expenses and reasonable attorneys' fees incurred by Agent or any Lender arising out of, or in connection with, any Letter of Credit to be issued or created for Borrower. Borrower shall be bound by Agent's or any Issuer's regulations and good faith interpretations of any Letter of Credit issued or created for Borrower's Account, although this interpretation may be different from Borrower's own; and, neither Agent, nor any Lender, nor any Issuer, nor any of their correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's, any Lender's, any Issuer's or such correspondents' willful misconduct.

                  (b) Borrower shall authorize and direct Issuer to name Borrower as the "Applicant" or "Account Party" therein and to deliver to Agent all instruments, documents, and other writings and property received by the Issuer pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

                  (c) In connection with all Letters of Credit issued or caused to be issued by Agent under this Agreement, Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority (i) to sign and/or endorse Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign Borrower's name on bills of lading;
(iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of Borrower for such purpose; and (iv) to complete in Borrower's name or Agent's, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

                  (d) Each Lender shall to the extent of the amount equal to the product of such

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
Lender's Commitment Percentage times the aggregate amount of all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each such unreimbursed reimbursement obligation. In the event that at the time a disbursement is made the unpaid balance of Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Revolving Advance Amount or the Formula Amount, and such disbursement is not reimbursed by Borrower within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from Borrower of any amount disbursed by Agent for which Agent had already been reimbursed by Lenders, Agent shall deliver to each Lender that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

         2.18.    Defaulting Lender

                  (a) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Advance or (y) notifies either Agent or Borrower that it does not intend to make available its portion of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.18 while such Lender Default remains in effect.

                  (b) Advances shall be incurred pro rata from Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Advances shall be applied to reduce the applicable Advances of each Lender pro rata based on the aggregate of the outstanding Advances of that type of all Lenders at the time of such application; provided, that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Commitment Percentage of all Advances then outstanding.

                  (c) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

                  (d) Other than as expressly set forth in this Section 2.18, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.18 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

                  (e) In the event a Defaulting Lender retroactively cures to the satisfaction of Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.


III.     INTEREST AND FEES.

         3.1. Interest. Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period provided, however, if a Eurodollar Rate Loan has an Interest Period of six months, then Interest on such Eurodollar Rate Loan shall be payable at the end of the first three months of such Interest Period and at the end of such Interest Period. Except as set forth below, interest charges shall be computed on the actual principal amount of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate and (ii) with respect to Term Loan, the Term Loan Rate. Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. Upon and after the declaration of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the applicable Contract Rate plus two percent (2%) per annum and the Letter of Credit Fees shall be increased by two percent (2.0%) per annum (the "Default Rate").

         3.2.     (a)      Fee Letter.       Borrower shall pay to Agent all of
the fees set forth in the Fee Letter on terms and conditions set forth therein.

                  (b) Facility Fee. If, for any calendar quarter during the Term, the average daily unpaid balance of the Revolving Advances for each day of such quarter does not equal the Maximum Revolving Advance Amount, then Borrower shall pay to Agent for the ratable benefit of Lenders a fee at a rate equal to three-eighths of one percent (.375%) per annum on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the last day of each calendar quarter.

                  (c) Letter of Credit Fees. Borrower shall pay (x) to Agent, for the benefit of

Lenders, fees for each Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by two and one-half percent (2.50%) per annum, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each month and on the last day of the Term and (y) to the Issuer, any and all fees and expenses as agreed upon by the Issuer and Borrower in connection with any Letter of Credit, including, without limitation, in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse Agent for any and all fees and expenses, if any, paid by Agent to the Issuer (all of the foregoing fees, the "Letter of Credit Fee"). All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Issuer's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                  (d) Cash Collateral. (I) (x) upon the occurrence and during the continuation of an Event of Default and (y) if at any such time Undrawn Availability is less than Seven Million Five Hundred Thousand Dollars ($7,500,000) or (II) upon the termination of this Agreement, Borrower will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of the outstanding Letters of Credit, and Borrower hereby irrevocably authorizes Agent, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into any Lender's possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

         3.3. (a) Amendment Fee. On the Effective Date, Borrower shall pay to Agent, for the ratable benefit of Existing Lenders, an amendment fee equal to $150,000 (the "Amendment Fee"). The Amendment Fee shall be fully earned as of the Effective Date and not be subject to any rebate, proration or reduction whatsoever and Borrower hereby instructs Agent to charge the Amendment Fee to Borrower's Account on the Effective Date. The Amendment Fee shall be shared pro rata with each Existing Lender so long as such Existing Lender has committed to make Advances under this Agreement in an amount equal to or greater than the amount of Advances committed to by such Existing Lender under the Existing Agreement.

                  (b) Collateral Examination Fee Borrower shall pay to Agent on the first day of each month following any month in which Agent performs any collateral monitoring - namely

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
any field examination, collateral analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a collateral monitoring fee in an amount equal to $700 per day for each person (other than Lenders' management personnel) employed to perform such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis; provided, however, so long as no Event of Default shall have occurred and is then continuing, Borrower shall not be obligated to reimburse Agent for more than two (2) collateral examinations in any year.

         3.4. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

         3.5. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

         3.6. Increased Costs. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.6, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

                  (a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Rate Loan or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

                  (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                  (c) impose on Agent or any Lender or the London interbank Eurodollar market any other condition with respect to this Agreement, any Other Documents or any other

Eurodollar Rate Loan and the result of any of the foregoing is to increase the cost to Agent or any Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrower shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided, that, the foregoing shall not apply to increased costs which are reflected in the Eurodollar Rate. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error.

         3.7. Basis For Determining Interest Rate Inadequate or Unfair. In the event that Agent or any Lender shall have determined that:

                  (a) reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period; or

                  (b) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan, Agent shall give Borrower prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrower shall notify Agent no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Rate Loan (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrower shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Rate, and (iii) any outstanding affected Eurodollar Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrower shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected Eurodollar Rate Loan, shall be converted into an unaffected type of Eurodollar Rate Loan on the last Business Day of the then current Interest Period for such affected Eurodollar Rate Loans. Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of Eurodollar Rate Loan or maintain outstanding affected Eurodollar Rate Loans and Borrower shall not have the right to convert a Domestic Rate Loan or an unaffected type of Eurodollar Rate Loan into an affected type of Eurodollar Rate Loan.

         3.8.     Capital Adequacy.

                  (a) In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.8, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrower shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this
Section 3.9 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

                  (b) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to Section 3.8(a) hereof when delivered to Borrower shall be conclusive absent manifest error.


IV.      COLLATERAL:  GENERAL TERMS

         4.1. Security Interest in the Collateral To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby acknowledges, confirms and agrees that Agent has and shall continue to have a Lien upon and security interest in and to all of the Collateral heretofore granted to Agent under the Existing Agreement, and, to the extent not otherwise granted thereunder or under the Other Documents or otherwise granted to or held by Agent, Borrower hereby assigns, pledges and grants to Agent for the ratable benefit of each Lender a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest. Borrower shall promptly provide Agent with written notice of all commercial tort claims asserted by Borrower and for which a complaint has been served, such notice to contain the case title, together with the applicable court and a brief description of the claim(s). Upon delivery of such notice, Borrower shall be deemed to thereby grant to Agent a security interest and lien in and to such commercial tort claim and all proceeds thereof.

         4.2. Perfection of Security Interest Borrower shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to (i) immediately discharging all Liens other than Permitted Liens,
(ii) obtaining
landlords' or mortgagees' lien waivers, (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and
(v) executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. Agent is hereby authorized to file financing statements signed by Agent instead of Borrower in accordance with the Uniform Commercial Code as adopted in the State of New York from time to time. Subject to Section 4.21 hereof, by its signature hereto, Borrower hereby authorizes Agent to file against Borrower, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Agent (which statements may have a description of Collateral which is broader than that set forth herein, including, without limitation, a designation of Collateral as "all personal property" of Borrower, or words of similar effect). All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations, or, at Agent's option, shall be paid to Agent for the ratable benefit of Lenders immediately upon demand.

         4.3. Disposition of Collateral. Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business and (b) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $100,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Agent's first priority security interest or (ii) the proceeds of which are remitted to Agent to be applied pursuant to Section 2.12.

         4.4. Preservation of Collateral. Following the occurrence of a Default or Event of Default, in addition to the rights and remedies set forth in Section
11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any of Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Borrower's owned or leased property. Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

         4.5. Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first security interest in each and every item of the Collateral to Agent; and, except for Permitted Liens the Collateral and each Fixed Asset shall be free and clear of all Liens and encumbrances whatsoever;
(b) each document and agreement executed by Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Equipment and Inventory shall be located at any of the locations set forth on Schedule 4.5 (as amended with the prior written consent of Agent) and shall not be removed from such location(s) to any location not set forth on Schedule 4.5 without the prior written consent of Agent except with respect to the sale of Equipment or sale of Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof.

         4.6. Defense of Agent's and Lenders' Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Liens, any part of the Collateral or any Fixed Asset. Borrower shall defend Agent's interests in the Collateral against any and all persons whatsoever. At any time following the occurrence and during the continuance of an Event of Default and demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Additionally, following the occurrence and during the continuance of an Event of Default, Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

         4.7. Books and Records. Borrower (a) shall keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

         4.8. Financial Disclosure. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by Borrower at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning Borrower's financial status and business operations. Borrower hereby authorizes all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to Borrower, whether made by Borrower or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from Borrower prior to obtaining such information or materials from such accountants or such authorities.

         4.9. Compliance with Laws. Borrower shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect. Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Lenders to protect Agent's Lien on or security interest in the Collateral. The Collateral and each Fixed Asset at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral or such Fixed Asset so that such insurance shall remain in full force and effect.

         4.10. Inspection of Premises. At all reasonable times Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. Agent, any Lender and their agents may enter upon any of Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business and performing any Collateral monitoring, namely field exams, collateral analysis or other business analysis.

         4.11. Insurance. Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral and each Fixed Asset. At Borrower's own cost and expense in amounts and with carriers acceptable to Agent, Borrower shall (a) keep all its insurable properties and properties in which Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Borrower's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage, with respect to the Collateral, referred to in clauses (a) and (b) above, and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and Borrower to make payment for such loss to Agent and not to Borrower and Agent jointly. If any such insurance losses are paid by check, draft or other instrument payable to Borrower and Agent jointly, Agent may endorse Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise such claims in excess of $500,000, and so long as an Event of Default has not occurred and is continuing, Agent shall not adjust and compromise such claims in an amount equal to or less than $500,000, under insurance coverage referred to in clauses (a) and (b) above with respect to the Collateral. All loss recoveries received by Agent upon any such insurance with respect to the Collateral may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrower to Agent, on demand.

         4.12. Failure to Pay Insurance. If Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor for Borrower's Account, and charge Borrower's Account therefor and such expenses so paid shall be part of the Obligations.

         4.13. Payment of Taxes. Borrower will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Agent or any Lender which Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or any Lender's opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to Borrower pay the taxes, assessments or other Charges and Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. Agent will not pay any taxes, assessments or Charges to the extent that Borrower has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's security interest in or Lien on the Collateral. The amount of any payment by Agent under this Section 4.13 shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations and, until Borrower shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to Borrower's credit and Agent shall retain its security interest in any and all Collateral held by Agent.

         4.14. Payment of Leasehold Obligations. Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request will provide evidence of having done so.

         4.15.    Receivables.

                  (a) Nature of Receivables. Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of Borrower, or work, labor or services theretofore rendered by Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrower to Agent.

                  (b) Solvency of Customers. Each Customer, to the best of Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of Borrower who are not solvent Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

                  (c) Locations of Borrower. Borrower's chief executive office is located at 2920 North Main Street, Oshkosh, Wisconsin 54901. Until written notice is given to Agent by Borrower of any other office at which it keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

                  (d) Collection of Receivables. Until Borrower's authority to do so is terminated by Agent (which notice Agent may give at any time following the occurrence and during the continuance of an Event of Default or a Default), Borrower will, at Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with Borrower's funds or use the same except to pay Obligations. Borrower shall, upon request, deliver to Agent or the Blocked Account in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

                  (e) Notification of Assignment of Receivables. At any time following the occurrence and during the continuance of an Event of Default or a Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's Account and added to the Obligations.

                  (f) Power of Agent to Act on Borrower's Behalf. Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Borrower hereby constitutes Agent or Agent's designee as Borrower's attorney with power
(i) to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign Borrower's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer; (iv) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and
(xii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default or Default, to change the address for delivery of mail addressed to Borrower to such address as Agent may designate.

                  (g) No Liability. Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. Following the occurrence of an Event of Default or Default Agent may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept following the occurrence of an Event of Default or Default the return of the goods represented by any of the Receivables, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.

                  (h) Establishment of a Lockbox Account, Dominion Account. Except as otherwise provided in Section 2.12, all proceeds of Collateral shall, at the direction of Agent, be deposited by Borrower into a lockbox account, dominion account or such other "blocked account" ("Blocked Accounts") as Agent may require pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such bank, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said bank or by wire transfer to appropriate account(s) of Agent. All funds deposited in such "blocked account" shall immediately become the property of Agent and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Agent assumes no responsibility for such "blocked account" arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Agent may establish depository accounts ("Depository Accounts") in the name of Agent at a bank or banks for the deposit of such funds and Borrower shall deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Agent in lieu of depositing same to the Blocked Accounts.

                  (i) Adjustments. Borrower will not, without each Lender's consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of Borrower.

         4.16. Inventory. All Inventory held for sale or lease has been, and will be, produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

         4.17. Maintenance of Equipment. The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. Borrower shall not use or operate the Equipment in material violation of any law, statute, ordinance, code, rule or regulation. Borrower shall have the right to sell Equipment to the extent set forth in Section 4.3 hereof.

         4.18. Exculpation of Liability. Nothing herein contained shall be construed to constitute Agent or any Lender as Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral or any Fixed Asset wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

         4.19. Environmental Matters. (a) Borrower will ensure that the Real Property remains in compliance with all Environmental Laws and it will not place or permit to be placed any Hazardous Substances on any Real Property except as not prohibited by applicable law or appropriate governmental authorities.

                  (b) Borrower will establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

                  (c) Borrower will (i) employ in connection with its use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrower shall use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrower in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

                  (d) In the event Borrower obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person or entity, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), then Borrower shall, within five (5) Business Days, give written notice of same to Agent detailing facts and circumstances of which Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

                  (e) Borrower shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between Borrower and the Authority regarding such claims to Agent until the claim is settled. Borrower shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Real Property and the Collateral.

                  (f) Borrower shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or any Fixed Asset to any Lien. If Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or Borrower shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent's interest in Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Agent (or such third parties as directed by Agent) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Agent, any Lender and Borrower.

                  (g) Promptly upon the written request of Agent from time to time, Borrower shall provide Agent, at Borrower's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrower to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

                  (h) Borrower shall defend and indemnify Agent and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expenses is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Borrower's obligations under this
Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrower's obligation and the indemnifications hereunder shall survive the termination of this Agreement.

                  (i) For purposes of Section 4.19 and 5.7, all references to Real Property shall be deemed to include all of Borrower's right, title and interest in and to its owned and leased premises.

         4.20. Financing Statements. Except as respects the financing statements filed by Agent and the financing statements described on
Schedule 1.2, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

         4.21. Release of Lien on Equipment. Notwithstanding any provision in this Agreement to the contrary, Agent shall, upon Borrower's request and at Borrower's sole cost and expense, release its Lien on the Equipment if, at the time of such request, each of the following conditions has been satisfied: (i) the Term Loan has been irrevocably paid in full; (ii) no Default or Event of Default has occurred and is continuing and (iii) Borrower is in compliance with all provisions of this Agreement at the end of the fiscal quarter following the full payment of the Term Loan, including, without limitation, Section 6.7 (compliance with all financial covenants to be determined upon receipt of the required financial statements).


V.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants as follows:

         5.1. Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and perform all Obligations hereunder and thereunder. The execution, delivery and performance hereof and of the Other Documents (a) are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Liens upon any asset of Borrower under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which Borrower or its property is a party or by which it may be bound.

         5.2. Formation and Qualification. (a) Borrower is duly incorporated and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in the states listed on Schedule 5.2 which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property except where the failure to so qualify could not reasonably be expected to have a Material Adverse

Effect. Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

                  (j)      The only Subsidiaries of Borrower are listed on
Schedule 5.2.

         5.3. Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto. Any misrepresentation or breach of any representation or warranty whatsoever contained in this Agreement or the Other Documents shall be deemed material.

         5.4. Tax Returns. Borrower's federal tax identification number is 13-3220732 Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are reflected on such returns to be due and payable. Federal, state and local income tax returns of Borrower have been examined and reported upon by the appropriate taxing authority or closed by applicable statute and satisfied for all fiscal years prior to and including the fiscal year ending September 24, 2000. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

         5.5.     Financial Statements.

                  (a) The pro forma balance sheet of Borrower (the "Pro Forma Balance Sheet") furnished to Agent on the Effective Date reflects the consummation of the transactions contemplated by the Dopaco Purchase Agreement and under this Agreement (the "Transactions") and is accurate, complete and correct in all material respects and fairly reflects the financial condition of Borrower as of the Effective Date after giving effect to the Transactions. The Pro Forma Balance Sheet of Borrower has been certified as accurate, complete and correct in all material respects by the President and Chief Financial Officer of Borrower. All financial statements referred to in this subsection 5.5(a), including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements.

                  (b) The cash flow projections of Borrower and its projected balance sheets as of the Effective Date, copies of which are annexed hereto as
Exhibit 5.5(b) (the "Projections") were prepared by the Chief Financial Officer of Borrower, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrower's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. The cash flow Projections together with the Pro Forma Balance Sheet, are referred to as the "Pro Forma Financial Statements".

                  (c) The balance sheet of Borrower as of September 24, 2000, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application in which such accountants concur and present fairly the financial position of Borrower at such date and the results of their operations for such period. Since September 24, 2000 there has been no change in the condition, financial or otherwise, of Borrower as shown on the balance sheet as of such date and no change in the aggregate value of machinery, equipment and Real Property owned by Borrower, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

         5.6. Corporate Name. Except as set forth on Schedule 5.6, Borrower has not been known by any other corporate name in the past five years and does not sell Inventory under any other name nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

         5.7.     O.S.H.A. and Environmental Compliance.

                  (a) Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; there have been no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or equipment under any such laws, rules or regulations.

                  (b) Borrower has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws.

                  (c) (i) There are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property or any premises leased by Borrower; (ii) there are no underground storage tanks or polychlorinated byphenyls on the Real Property or any premises leased by Borrower; (iii) neither the Real Property nor any premises leased by Borrower has ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Real Property or any premises leased by Borrower, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of Borrower or of its tenants.

         5.8.     Solvency; No Litigation, Violation, Indebtedness or Default.

                  (a) After giving effect to the Transactions, Borrower will be solvent, able to pay its debts as they mature, have capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Effective Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Effective Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

                  (b) Except as disclosed in Schedule 5.8(b) or the Pro Forma Balance Sheet, Borrower has (i) no pending or threatened litigation, arbitration, actions or proceedings which could reasonably be expected to have a Material Adverse Effect, and (ii) no liabilities nor indebtedness for borrowed money.

                  (c) Borrower is not in violation of any applicable statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

                  (d) Neither Borrower nor any member of the Controlled Group maintains or contributes to any Plan other than those listed on Schedule 5.8(d) hereto. Except as set forth in Schedule 5.8(d), (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and
Section 412(a) of the Code, whether or not waived, and Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under
Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) neither Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof or by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and neither Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) neither Borrower nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) neither Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under
Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) neither Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA, (ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in
Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR ss.2615.3 has not been waived, (xi) neither Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of Borrower and any member of the Controlled Group, and (xii) neither Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

         5.9. Patents, Trademarks, Copyrights and Licenses. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by Borrower are set forth on Schedule 5.9, are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design rights tradename, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in Schedule 5.9 hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by Borrower and all trade secrets used by Borrower consists of original material or property developed by Borrower or was lawfully acquired by Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all software used by Borrower, Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9 hereto.

         5.10. Licenses and Permits. Except as set forth in Schedule 5.10, Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business except where the failure to so comply or to procure such licenses or permits could not reasonably be expected to have a Material Adverse Effect.

         5.11. Default of Indebtedness. Borrower is not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

         5.12. No Default. Borrower is not in default in the payment or performance of any of its contractual obligations and no Default has occurred.

         5.13. No Burdensome Restrictions. Borrower is not party to any contract or agreement the performance of which could reasonably be expected to have a Material Adverse Effect. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Lien.

         5.14. No Labor Disputes. Borrower is not involved in any labor dispute; there are no strikes or walkouts or union organization of any of Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.

         5.15. Margin Regulations. Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

         5.16. Investment Company Act. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

         5.17. Disclosure. No representation or warranty made by Borrower in this Agreement or in connection with the Private Placement, or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to Agent in writing with respect to the transactions contemplated by the Private Placement or this Agreement which could reasonably be expected to have a Material Adverse Effect.

         5.18. Delivery of Agreements. Agent has received complete copies of the Purchase Agreements, the Indenture, a form of a Senior Subordinated Note and the Offering Memorandum prepared in connection with the Private Placement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Agent and consented to by Required Lenders.

         5.19. Swaps. Borrower is not a party to, nor will it be a party to, any swap agreement whereby Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

         5.20. Conflicting Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on Borrower or affecting the Collateral or any Fixed Asset conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

         5.21. Application of Certain Laws and Regulations. Neither Borrower nor any Affiliate of Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

         5.22. Business and Property of Borrower. Upon and after the Effective Date, Borrower does not propose to engage in any business other than the manufacture of disposable paper products and activities necessary to conduct such business. On the Effective Date, Borrower will own or lease all the property and possess all of the rights and Consents necessary for the conduct of the business of Borrower.

VI.      AFFIRMATIVE COVENANTS.

         Borrower shall, until payment in full of the Obligations and termination of this Agreement:

         6.1. Payment of Fees. Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). Agent may, without making demand and upon one (1) day's notice to Borrower, charge the account of Borrower for all such fees and expenses.

         6.2. Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof.

         6.3. Violations. Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which could reasonably be expected to have a Material Adverse Effect.

         6.4. Government Receivables. Take all steps necessary to protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between Borrower and the United

States, any state or any department, agency or instrumentality of any of them.

         6.5.     Intentionally Deleted.

         6.6. Net Worth. Cause to be maintained at the end of each six-month period set forth below a Net Worth in the amount set forth below:

Six Month Period Ending on or about                           Net Worth
-----------------------------------------------------------  ---------------------------------------------------------
September 30, 2001                                           the sum of (x) $17,000,000 plus (y) 80% of the Net
                                                             Income (excluding any loss) of Borrower on a
                                                             consolidated basis calculated for the last fiscal
                                                             quarter of the Fiscal Year 2001 (the "2001 Net Worth)
------------------------------------------------------------ ---------------------------------------------------------
March 31, 2002                                               the sum of (x) 2001 Net Worth plus (y) 80% of the Net
                                                             Income (excluding any loss) of Borrower on a
                                                             consolidated basis calculated for the first two fiscal
                                                             quarters of Fiscal Year 2002 (the "First 2002 Net
                                                             Worth")
------------------------------------------------------------ ---------------------------------------------------------
September 30, 2002                                           the sum of (x) First 2002 Net Worth plus (y) 80% of the
                                                             Net Income (excluding any loss) of Borrower on a
                                                             consolidated basis calculated for the last two fiscal
                                                             quarters of the Fiscal Year 2002 (the "Second 2002 Net
                                                             Worth")
------------------------------------------------------------ ---------------------------------------------------------
March 31, 2003                                               the sum of (x) Second 2002 Net Worth plus (y) 80% of
                                                             the Net Income (excluding any loss) of Borrower on a
                                                             consolidated basis calculated for the first two fiscal
                                                             quarters of Fiscal Year 2003 (the "First 2003 Net
                                                             Worth")
------------------------------------------------------------ ---------------------------------------------------------
September 30, 2003                                           the sum of (x) First 2003 Net Worth plus (y) 80% of the
                                                             Net Income (excluding any loss) of Borrower on a
                                                             consolidated basis calculated for the last two fiscal
                                                             quarters of the Fiscal Year 2003 (the "Second 2003 Net
                                                             Worth")
------------------------------------------------------------ ---------------------------------------------------------
March 31, 2004                                               the sum of (x) Second 2003 Net Worth plus (y) 80% of
                                                             the Net Income (excluding any loss) of Borrower on a
                                                             consolidated basis calculated for the first two fiscal
                                                             quarters of Fiscal Year 2004.
------------------------------------------------------------ ---------------------------------------------------------

         6.7. Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio for Borrowers on a consolidated basis as of the end of each fiscal quarter with respect to the four (4) fiscal quarters then ended equal to or greater than the amount set forth opposite such fiscal quarter end below:


Fiscal Quarter Ending on or About                Fixed Charge Coverage Ratio
------------------------------------------------ -------------------------------
September 30, 2001                               1.10 to 1.00
------------------------------------------------ -------------------------------
December 31, 2001                                1.10 to 1.00
------------------------------------------------ -------------------------------
March 31, 2002                                   1.10 to 1.00
------------------------------------------------ -------------------------------
June 30, 2002                                    1.10 to 1.00
------------------------------------------------ -------------------------------
September 30, 2002                               1.16 to 1.00
------------------------------------------------ -------------------------------
December 31, 2002                                1.16 to 1.00
------------------------------------------------ -------------------------------
March 31, 2003                                   1.16 to 1.00
------------------------------------------------ -------------------------------
June 30, 2003                                    1.16 to 1.00
------------------------------------------------ -------------------------------
September 30, 2003                               1.24 to 1.00
------------------------------------------------ -------------------------------
December 31, 2003                                1.24 to 1.00
------------------------------------------------ -------------------------------
March 31, 2004                                   1.24 to 1.00
------------------------------------------------ -------------------------------
June 30, 2004                                    1.24 to 1.00
------------------------------------------------ -------------------------------
September 30, 2004                               1.24 to 1.00
------------------------------------------------ -------------------------------

provided, however, that (x) for the fiscal quarters ending September 30, 2001 such calculation shall only be with respect to the fiscal quarter then ended,
(y) for the fiscal quarter ending December 31, 2001, such calculation shall only be with respect to the two (2) fiscal quarters then ended and (z) for the fiscal quarter ending March 31, 2002, such calculation shall only be with respect to the three (3) fiscal quarters then ended.

         6.8. Execution of Supplemental Instruments. Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.

         6.9. Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the failure to do so could not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders.

         6.10. Standards of Financial Statements. Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 9.13 and 9.14 as to
those to which GAAP is applicable fairly present the financial condition and result set forth therein (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein

(except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

         6.11. Exercise of Rights. Enforce all of its rights under the Purchase Agreements and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

         6.12. Intercreditor Agreements. Upon the creation, incurrence or assumption of any Lien on any Fixed Asset now owned or hereafter acquired by Borrower, deliver to Agent any intercreditor agreements requested by Agent with respect to such Fixed Asset, in form and substance reasonably acceptable to Agent, including, without limitation, mortgagee waivers and equipment use agreements which shall, among other things, provide for the use or occupancy by Agent of such Fixed Asset for a reasonable period of time for reasonable consideration in order to enable Agent to maximize the amount to be realized upon the Collateral.

         6.13. Purchase Price Adjustment. Remit to Agent any adjustment in the purchase price under any of the Purchase Agreements hereafter received by Borrower for application to the outstanding amount of Revolving Advances.

VII.     NEGATIVE COVENANTS.

         Borrower shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, until satisfaction in full of the Obligations and termination of this Agreement:

         7.1.     Merger, Consolidation and Sale of Assets.

                  Consolidate or merge with, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another corporation, Person or entity, unless (i) in the case of a merger, Borrower is the surviving entity;
(ii) immediately after such transaction, no Default or Event of Default exists;
(iii) except in the case of a merger of Borrower with or into a Wholly Owned Restricted Subsidiary of Borrower, Borrower (a) will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of Borrower immediately preceding the transaction and (b) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 7.8 hereof and (iv) Borrower shall have, at the time of such transaction and after giving effect to such transaction, an Undrawn Availability of $10,000,000.

         7.2. Creation of Liens. Create, incur, assume or suffer to exist any Lien on any asset now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom, except Permitted Liens.

         7.3. Guarantees. Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) the endorsement of checks in the ordinary course of business, (b) the obligations of a Restricted Subsidiary and (c) the guaranty of Permitted Indebtedness.

         7.4. Capital Expenditures. Contract for or make any Capital Expenditures (other than in connection with the transaction contemplated by the Dopaco Purchase Agreement) in an aggregate amount in excess of $6,000,000 for any fiscal year.

         7.5. Loans. Make advances, loans or extensions of credit to any Person except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business and
(b) loans to its employees in the ordinary course of business not to exceed the aggregate amount of $350,000 at any time outstanding.

         7.6.     Intentionally Omitted.

         7.7. Restricted Payment. (i) Declare or pay any dividend or make any other payment or distribution on account of Borrower's Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving Borrower) or to any direct or indirect holder of Borrower's Equity Interests in its capacity as such, other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of Borrower or dividends or distributions payable to Borrower or any Wholly Owned Restricted Subsidiary of Borrower (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of Borrower or any Subsidiary or other Affiliate of Borrower, other than any such Equity Interests owned by Borrower or any Wholly Owned Restricted Subsidiary of Borrower, (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value, prior to a scheduled mandatory sinking fund payment date or final maturity date, any Indebtedness that is subordinated to the Senior Subordinated Notes; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

                  (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

                  (b) Borrower would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted by virtue of Borrower's pro forma Fixed Charge Coverage Ratio immediately after giving effect to such Restricted Payment, to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in
Section 7.8 hereof;

                  (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made by Borrower and its Restricted Subsidiaries on or after September 24, 2000 is less than the sum of (1) 50% of the Consolidated Net Income of Borrower for the period (taken as one accounting period) from September 24, 2000 to the end of Borrower's most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (2) 100% of the aggregate net cash proceeds received by Borrower as capital contributions or from the issue or sale since September 24, 2000 of Equity Interests of Borrower or of debt securities of Borrower that have been converted into such Equity Interests (other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (3) to the extent that any Restricted Investment is or since September 24, 2000 has been sold for cash or otherwise liquidated or repaid for cash, 100% of the net cash proceeds thereof (less the cost of disposition) (but only to the extent not included in subclause (1) of this clause(c)); and

                  (d) after giving effect to such Restricted Payment, Borrower shall have an Undrawn Availability of $10,000,000.

         The foregoing provisions will not apply to (i) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests held by any member of Borrower's (or any of its Restricted Subsidiaries) management pursuant to any management equity subscription agreement, stock option or similar employee incentive arrangement provided, that, the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $1.0 million in any twelve-month period plus the aggregate cash proceeds received by Borrower (or any of its Restricted Subsidiaries) during any such twelve-month period from any issuance of Equity Interests by Borrower (or any of its Restricted Subsidiaries to members of management of Borrower (or any of its Restricted Subsidiaries) (provided, that such proceeds are excluded from clause (c) of the preceding paragraph); and provided, further, that such repurchase, redemption or other acquisition or retirement may not include any Equity Interests owned, directly or indirectly, by the Principals; (ii) the payment of any dividend or other distribution within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Agreement; (iii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of Borrower in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of Borrower) of other Equity Interests of Borrower (other than any Disqualified Stock); provided, that, the amount of any such net cash proceeds that are utilized for any such redemption, repurchase retirement or other acquisition shall be excluded from clause (c) of the preceding paragraph; (iv) the defeasance, redemption or repurchase of subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Debt or the substantially concurrent sale (other than to a Subsidiary of Borrower) of Equity Interests of Borrower (other than Disqualified Stock); provided, that, the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c) of the preceding paragraph; provided, further, that no Default or Event of Default shall have occurred and be continuing immediately after such transaction.

         The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a Default or Event of Default. For purposes of making such determination, all outstanding Investments by Borrower and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed

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to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under the first paragraph of this covenant. All such outstanding Investments will be deemed to constitute Investments in an amount equal to the greatest of (i) the net book value of such Investments at the time of such designation, (ii) the fair market value of such Investments at the time of such designation and (iii) the original fair market value of such Investments at the time they were made. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

         The amount of all Restricted Payments (other than cash) shall be the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) on the date of the Restricted Payment of the asset(s) proposed to be transferred by Borrower or such Subsidiary, as the case may be, pursuant to the Restricted Payment. Not later than the date of making any Restricted Payment, Borrower shall deliver to Agent an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section were computed, which calculations may be based upon Borrower's latest available financial statements.

         7.8. Indebtedness. Create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt); provided, however, that, so long as no Default or Event of Default has occurred and is continuing, Borrower and its Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) if the Fixed Charge Coverage Ratio for Borrower's most recently ended four full fiscal quarters for which financial statements are available immediately preceding the date on which such additional Indebtedness is incurred would have been at least 1.3 to 1 as if the additional Indebtedness had been incurred at the beginning of such four-quarter period; provided, further that, after giving effect to such incurrence, Borrower shall have an Undrawn Availability of $10,000,000.

         The foregoing provisions will not apply to:

                           (i) the incurrence by Borrower of Indebtedness pursuant to this Agreement;

                           (ii)     the incurrence by Borrower and its
                  Restricted Subsidiaries of Existing Indebtedness;

                           (iii) the incurrence by Borrower and its Restricted
                  Subsidiaries of Indebtedness represented by the Senior Subordinated Notes and the Guarantees thereof by any Restricted Subsidiary pursuant to the provisions of the Indenture;

                           (iv) the incurrence by Borrower or any of its
                  Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of

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
                  property, plant or equipment
                  used in the business of Borrower or such Restricted Subsidiary, in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

                           (v) the incurrence by Borrower or any of its
                  Restricted Subsidiaries of Indebtedness in connection with the acquisition of assets or a new Restricted Subsidiary; provided, that, such Indebtedness was incurred by the prior owner of such assets or such Restricted Subsidiary prior to such acquisition by Borrower or one of its Restricted Subsidiaries and was not incurred in connection with, or in contemplation of, such acquisition by Borrower or one of its Restricted Subsidiaries and provided, further, that the principal amount (or accreted value, as applicable) of such Indebtedness, together with any other outstanding Indebtedness incurred pursuant to this clause (v), does not exceed $5,000,000;

                           (vi) the incurrence of intercompany Indebtedness
                  between or among Borrower and any of its Wholly Owned Restricted Subsidiaries; provided, that, any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than Borrower or a Wholly Owned Restricted Subsidiary of Borrower, or any sale or other transfer of any such Indebtedness to a Person that is neither Borrower nor a Wholly Owned Restricted Subsidiary of Borrower, shall be deemed to constitute an incurrence of such Indebtedness by Borrower or such Restricted Subsidiary, as the case may be;

                           (vii) the incurrence by Borrower or any of its
                  Restricted Subsidiaries of Permitted Refinancing Debt in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness that was permitted by this Agreement to be incurred;

                           (viii) the incurrence by Borrower's Unrestricted
                  Subsidiaries of Non-Recourse Debt, provided, that, if, and to the extent that, any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of Borrower;

                           (ix) the incurrence by Borrower or any of its
                  Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate indebtedness that is permitted by the terms of this Agreement to be outstanding; and

                           (x) the incurrence by Borrower and its Restricted
                  Subsidiaries of additional Indebtedness in an aggregate amount not to exceed $5,000,000 at any one time outstanding; provided, that, after giving effect to such incurrence, Borrower shall have an Undrawn Availability of $10,000,000.

         7.9. Nature of Business. Substantially change the nature of the business in which it is

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
presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets, stock or property other than in the ordinary course of business for assets, stock or property which are useful in, necessary for and are to be used in its business as presently conducted.

         7.10. Transactions with Affiliates. Make payments to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to Borrower or the relevant Restricted Subsidiary than those that would have been obtained in comparable transaction with an unrelated Person and (ii) Borrower delivers to the Agent (a) with respect to any Affiliate transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5,000,000, an opinion as to the fairness to the holders of such Affiliate Transaction from a financial point of view issued by an investment banking firm of national standing with total assets in excess of $1.0 billion, except with respect to transactions in the ordinary course of business and consistent with past practice between Borrower of any of its Restricted Subsidiaries and Box USA, or any of their respective subsidiaries, provided, that, (1) the Indenture of Lease dated as of January 1, 1995, between Dennis Mehiel, as Landlord, and Borrower, as tenant, relating to Borrower's Jacksonville, Florida facility except for any purchases of property by Borrower that may arise thereunder; (2) any employment agreement entered into between any Person and Borrower or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of Borrower or such Restricted Subsidiary in an amount not to exceed $500,000 per annum; (3) transactions between or among Borrower and its Restricted Subsidiaries and (4) Restricted Payments and Permitted Investments that are permitted by the provisions of this Agreement in each case shall not be deemed Affiliate Transactions.

         7.11. Leases Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $5,000,000 in any one fiscal year.

         7.12.    Subsidiaries.

                  (a) Form, acquire or create any Subsidiary unless such newly formed, acquired or created Subsidiary shall execute a Guarantee (a "Subsidiary Guarantee") and deliver an opinion of counsel, each in form and substance satisfactory to Agent and Lenders; provided, that, this covenant shall not apply to (i) a Restricted Subsidiary formed for the sole purpose of engaging in accounts receivable financings; and (ii) any Subsidiary that has been properly designated as an Unrestricted Subsidiary in accordance with the Indenture for so long as it

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
 continues to constitute an Unrestricted Subsidiary.

         The Obligations (as defined in the Indenture) of each Guarantor of the Senior Subordinated Notes shall be subordinated in right of payment to all Obligations of such Guarantor to Agent and Lenders pursuant to subordination provisions substantially similar to those contained in the Indenture as of the Original Effective Date.

                  (b) Enter into any partnership, joint venture or similar arrangement.

         7.13. Fiscal Year and Accounting Changes Change its fiscal year from a 52-53 week year ending the Sunday closest to September 30 other than to a 52-53 week year ending the Sunday closest to December 31, provided, that, Borrower shall provide Agent with written notice at least five (5) Business Days prior to changing its fiscal year ending to the Sunday closest to December 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

         7.14. Pledge of Credit. Now or hereafter pledge any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

         7.15. Amendment of Articles of Incorporation, By-Laws. Amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws in a manner adverse to Lenders in their discretion.

         7.16. Compliance with ERISA. (i) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(d), (ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and
Section 4975 of the Code, (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in
Section 302 of ERISA or Section 412 of the Code, (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of Borrower or any member of the Controlled Group or the imposition of a lien on the property of Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, (v) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8(d), (vi) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan;
(vii) fail promptly to notify Agent of the occurrence of any Termination Event,
(viii) fail to comply, or permit a member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan, (ix) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan.

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
         7.17. Senior Subordinated Notes. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Senior Subordinated Notes, as the case may be, except provided, that, so long as no Default or Event of Default exists prior to or after giving effect to such payment, Borrower may make regularly scheduled payments of interest on the Senior Subordinated Notes as in effect on the Original Effective Date.

         7.18. Prepayment of Indebtedness. Except as provided in Section 7.17, at any time, directly or indirectly, prepay any Indebtedness for borrowed money (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness for borrowed money of Borrower.

         7.19. Indebtedness under Senior Subordinated Notes. Pay interest in cash to any holder of a Senior Subordinated Note at a per annum rate in excess of thirteen percent (13%).

         7.20.    Intentionally Omitted.

         7.21. Amendments to the Purchase Agreements, Senior Subordinated Notes or Indenture. Enter into any amendments to the Purchase Agreements, the Senior Subordinated Notes or the Indenture, or waive any conditions of closing with respect thereto, without the prior written consent of Required Lenders.

         7.22. Issuance of Capital Stock. Transfer, convey, sell or otherwise dispose of any Capital Stock of any Restricted Subsidiary of Borrower to any Person (other than Borrower or a Wholly Owned Restricted Subsidiary of Borrower), unless (a) such transfer, conveyance, sale or other disposition is of all of the Capital Stock of such Restricted Subsidiary owned by Borrower and its Restricted Subsidiaries and (b) such transaction is conducted in accordance with the provisions of Section 7.1 hereof and (ii) will not permit any Restricted Subsidiary of Borrower to issue any of its Equity Interests (other than, if required by law, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to Borrower or a Wholly Owned Restricted Subsidiary of Borrower.

         7.23. Contractual Restrictions. Create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to Borrower or any of its Restricted Subsidiaries on its (1) Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any indebtedness owed to Borrower or any of its Restricted Subsidiaries, (ii) make loans or advances to Borrower or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to Borrower or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of this Agreement or any Permitted Refinancing Debt, (b) this Agreement,
(c) the Indenture and the Senior Subordinated Notes, (d) applicable law, (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by Borrower or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness

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
was incurred in connection with or in contemplation of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (f) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause
(iii) above on the property so acquired and (h) restrictions relating to a Restricted Subsidiary formed for the sole purpose of engaging in accounts receivable financing.


VIII.    CONDITIONS PRECEDENT.

         8.1.     Intentionally Omitted.

         8.2. Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date(including, without limitation, its initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

                  (a) Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                  (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date and, in the case of the initial Advance on the Effective Date, after giving effect to the consummation of the transactions contemplated by the Dopaco Purchase Agreement; provided, however, that to the extent otherwise permitted hereunder, Agent on behalf of Lenders may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

                  (c) Maximum Revolving Advances. In the case of any Advances requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum Advances permitted under Section 2.1 hereof.

Each request for an Advance by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

         8.3. Conditions of Effectiveness. This Agreement shall become effective only upon the satisfaction, or waiver by all Lenders, of the following conditions precedent:

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
                  (a) Notes. Agent shall have received all necessary Revolving Credit Notes and Term Loan Notes duly executed and delivered by an authorized officer of Borrower;

                  (b) Filings, Registrations and Recordings. Agent shall have received for the ratable benefit of Lenders all documents and instruments as Lenders and their counsel deem appropriate in form and substance reasonably satisfactory to Lenders in order to perfect Agent's first priority security interest in the Collateral including, without limitation, UCC-1 financing statements covering all Equipment and any intellectual property assignments and amendments covering any newly acquired intellectual property and UCC-3 Partial Releases and Terminations;

                  (c) Corporate Proceedings of Borrower. Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement and the Dopaco Purchase Agreement (collectively the "Documents"); and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (d) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or governmental authority shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lenders, is deemed material or (B) which could, in the reasonable opinion of Lenders, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any governmental authority;

                  (e) Collateral Examination. Agent shall have completed all audits and examinations of the Collateral acquired pursuant to the Dopaco Purchase Agreement and received appraisals with respect thereto, the results of which shall be satisfactory in form and substance to Lenders and Agent shall have received all additional financial, business and other information regarding Borrower and Dopaco as Agent shall reasonably request.

                  (f) Fees. Agent shall have received all fees payable to Agent and Lenders on or prior to the Effective Date pursuant to Article III hereof;

                  (g) Pro Forma Financial Statements. Agent shall have received a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Lenders;

                  (h) Dopaco Purchase Agreement. Agent shall have received final executed copies of the Dopaco Purchase Agreement and all related agreements, documents and instruments as in effect on the Effective Date. The terms and conditions of the Dopaco Purchase Agreement and any other document executed in connection with the Dopaco Acquisition shall in all respects be reasonably satisfactory to Agent and the transactions contemplated by such documents shall have been consummated without any waiver of any conditions pursuant to Section
9.2 of the Dopaco Purchase Agreement, except with the written consent of Agent;

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
                  (i) Consents. Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by the Documents;

                  (j) No Adverse Material Change. Since September 24, 2000, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect;

                  (k) Contract Review. Agent shall have reviewed all material contracts of Borrower including, without limitation, the Dopaco Purchase Agreement and all material contracts executed in connection with the Dopaco Acquisition;

                  (l) Borrowing Base. Agent shall have received evidence from Borrower that the aggregate amount of Eligible Receivables and Eligible Inventory is sufficient in value and amount to support Advances in the amount requested by Borrower on the Effective Date;

                  (m) Undrawn Availability. After giving effect to the Advances made on the Effective Date (including, without limitation Advances for the payment of fees, and all expenses relating to the Dopaco Acquisition, if any), Borrower shall have Undrawn Availability of at least $10,000,000 as evidenced by a borrowing base certificate executed by Borrower, delivered to Agent and in all respects satisfactory to Agent;

                  (n) Adequate Cash Flow. After giving effect to the Transactions, Borrower will be solvent, able to pay its debts as they mature, have capital sufficient to carry on its business and all businesses in which it is about to engage, and the fair present saleable value of its assets, calculated on a going concern basis, will be in excess of the amount of its liabilities;

                  (o) Approvals. Each Lender shall have received approval from such Lender's credit committee with respect to the Transactions;

                  (p) Opinions. Agent shall have received legal opinions from any counsel requested by Agent or its counsel, all of which shall be in form and substance satisfactory to Agent and its counsel;

                  (q) Compliance with Laws. Agent shall have received evidence, in form and substance satisfactory to Agent, that Borrower is in compliance with all applicable federal, state and local regulations except where the failure to be in compliance in the reasonable opinion of Agent would not have a Material Adverse Effect;

                  (r) Incumbency Certificates of Borrower. Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

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
                  (s) Certificates. Agent shall have received a copy of the Articles or Certificate of Incorporation of Borrower and all amendments thereto, certified by the Secretary of State or other appropriate official of its respective jurisdiction of incorporation together with copies of the By Laws of Borrower and all agreements of Borrower's shareholders certified as accurate and complete by the Secretary of Borrower;

                  (t) Good Standing Certificates. Agent shall have received good standing certificates for Borrower dated not more than 25 days prior to the Effective Date, issued by the Secretary of State or other appropriate official of the jurisdiction of incorporation of Borrower, California and each jurisdiction where the conduct of Borrower's business activities or the ownership of its properties necessitates qualification;

                  (u) Collateral Assignment of Rights. Agent shall have received a copy of the Collateral Assignment of Dopaco's rights under the Dopaco Purchase Agreement in form and substance satisfactory to Agent executed by each of Borrower and Dopaco;

                  (v) Insurance. Agent shall have received in form and substance satisfactory to Agent, evidence of insurance on the Collateral, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as a loss payee and endorsements naming Agent as co-insured;

                  (w) Leasehold Agreements. Agent shall have received landlord, mortgagee or warehouseman agreements reasonably satisfactory to Agent with respect to all premises leased by Borrower at which Inventory and books and records are located;

                  (x) Environmental Reports. Agent shall have received all environmental studies and reports prepared by independent environmental engineering firms of the CA Property all of which shall be satisfactory to Agent;

                  (y) Commitments. Agent shall have received commitments from Lenders to fund at least $40,000,000 of the Advances;

                  (z) Financial Condition Certificate. Agent shall have received an executed Financial Condition Certificate in the form of Exhibit 8.1(z); and

                  (aa) Closing Certificate. Agent shall have received a closing certificate signed by the Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct in all material respects on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents (iii) on such date no Default or Event of Default has occurred or is continuing and (iv) each of the conditions listed in Section 9.2 of the Dopaco Purchase Agreement have been satisfied and such conditions have not been waived or modified by Borrower.

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IX.      INFORMATION AS TO BORROWER.

         Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

         9.1. Disclosure of Material Matters. Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, Borrower's reclamation or repossession of, or the return to Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor. Borrower will not, without Agent's consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of Borrower.

         9.2. Schedules. Deliver to Agent on or before Wednesday of each week as and for the prior week, signed by Borrower's Vice President of Finance, (a) accounts receivable agings, (b) accounts payable schedules, (c) Inventory reports and (d) borrowing base certificates. In addition, Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.

         9.3. Environmental Reports. Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, with a certificate of Borrower signed by the Chief Financial Officer of Borrower stating, to the best of his knowledge, that Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

         9.4. Litigation. Promptly notify Agent in writing of any litigation, suit or administrative proceeding affecting Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any such case could reasonably be expected to have a Material Adverse Effect.

         9.5. Material Occurrences. Promptly notify Agent in writing upon the occurrence of

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(a) any Event of Default or Default; (b) any event of default under the
Senior Subordinated Notes or the Indenture; (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Senior Subordinated Notes or the Indenture; (d) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (e) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Internal Revenue Code, could subject Borrower to a tax imposed by Section 4971 of the Internal Revenue Code; (f) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (g) any other development in the business or affairs of Borrower which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower proposes to take with respect thereto.

         9.6. Government Receivables. Notify Agent immediately if any of its Receivables arise out of contracts between Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

         9.7. Annual Financial Statements. Furnish Agent within ninety (90) days after the end of each fiscal year of Borrower, financial statements of Borrower including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with the prior period (except as concurred in by such reporting accountants or officers, as the case may be, and disclosed therein), and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Agent (the "Accountants"). The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.6, 6.7, 7.4 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.6, 6.7, 7.4 and 7.11 hereof.

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         9.8. Quarterly Financial Statements. Furnish Agent within forty-five
(45) days after the end of each of the first three (3) fiscal quarters of any fiscal year, an unaudited balance sheet of Borrower and unaudited statements of income and stockholders' equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with the prior period and in accordance with GAAP, subject to normal year end adjustments. The reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.6, 6.7, 7.4 and 7.11 hereof.

         9.9. Monthly Financial Statements. Furnish Agent within thirty (30) days after the end of each month, an unaudited balance sheet of Borrower and unaudited statements of income and stockholders' equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with the prior period and in accordance with GAAP, subject to normal year end adjustments. The reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.6, 6.7, 7.4 and 7.11 hereof.

         9.10. Other Reports. Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof, (i) with copies of such financial statements, reports and returns as Borrower shall send to its stockholders, (ii) copies of all notices sent pursuant to the Senior Subordinated Notes and the Indenture including, without limitation, (x) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on forms 10-Q and 10-K if Borrower were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of Borrower and its Restricted Subsidiaries and, with respect to the annual information only, a report thereon by Borrower's certified independent accountants and (y) all current reports that would be required to be filed with the Commission on form 8-K if Borrower were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, Borrower will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, Borrower has agreed that, for so long as the Obligations remain outstanding and this Agreement remains in effect, it will furnish to Agent upon its request, the information required to be delivered pursuant to Rule 144A(4) under the Securities Act.

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         9.11. Additional Information. Furnish Agent with additional information as Agent shall reasonably request in order to enable Agent and Lenders to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrower including, without limitation and without the necessity of any request by Agent, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, notice of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business, and (c) promptly upon Borrower's learning thereof, of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

         9.12. Projected Operating Budget Furnish Agent, on or before November 15th of each Fiscal Year commencing with Fiscal Year 2002, a month by month projected operating budget and cash flow of Borrower for such Fiscal Year (including an income statement for each month), such projections to be accompanied by a certificate signed by Borrower's President or Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

         9.13. Variances From Operating Budget. Furnish Agent, concurrently with the delivery of the financial statements referred to in Section 9.7 and each quarterly report, a written report summarizing all material variances from budgets submitted by Borrower pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.

         9.14. Notice of Suits, Adverse Events. Furnish Agent with prompt notice of (i) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Agent, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

         9.15. ERISA Notices and Requests. Furnish Agent with immediate written notice in the event that (i) Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Internal Revenue Code) has occurred together with a written statement describing such transaction and the action which Borrower or any member of the Controlled Group has taken, is taking or proposes to take

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with respect thereto, (iii) a funding waiver request has been filed with respect to any Plan together with all communications received by either Borrower or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which either Borrower or any member of the Controlled Group was not previously contributing shall occur, (v)
Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, together with copies of each such letter; (vii) Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment; (ix) Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated,
(b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

         9.16. Additional Documents. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.


X.       EVENTS OF DEFAULT.

         The occurrence of any one or more of the following events shall constitute an "Event of Default":

         10.1. failure by Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay when due any other liabilities or make any other payment, fee or charge provided for herein or in any other Document when due;

         10.2. any representation or warranty made or deemed made by Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

         10.3. failure by Borrower to (i) furnish financial information when due or when requested which is unremedied for a period of fifteen (15) days following such request, or (ii) permit the inspection of its books or records;

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         10.4.    issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of Borrower's property which is not stayed or lifted within thirty (30) days;

         10.5. failure or neglect of Borrower to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between Borrower and Lenders, other than a failure or neglect of Borrower to perform, keep or observe any term, provision, condition or covenant, contained in Sections 4.6, 4.7, 4.9, 4.11, 6.1, 6.3, 6.4, 9.4 or 9.6 hereof which is cured within the earlier of (i) twenty (20) days after the occurrence of such failure or neglect or (ii) ten
(10) days after notice from Agent to Borrower of such failure or neglect;

         10.6. any judgment is rendered or judgment liens filed against Borrower for an amount in excess of $250,000 which within forty (40) days of such rendering or filing is not either satisfied, stayed or discharged of record unless they are being contested in good faith and by appropriate proceedings and with respect to which proper reserves satisfactory to Agent have been taken by Borrower;

         10.7. Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

         10.8. Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

         10.9. any Restricted Subsidiary of Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

         10.10. any change in Borrower's condition or affairs (financial or otherwise) which has a Material Adverse Effect;

         10.11. any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest

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(other than Permitted Liens constituting those Liens referenced in (vi) of the definition thereof);

         10.12. an event of default has occurred and been declared under the Indenture or Senior Subordinated Notes, as the case may be, which default shall not have been cured or waived within any applicable grace period and for which the Trustee or any holder of the Senior Subordinated Notes is permitted to take action under the Indenture or the Senior Subordinated Notes, as the case may be;

         10.13.   Intentionally Omitted.

         10.14. a default of the obligations of Borrower under any other agreement to which it is a party shall occur which has a Material Adverse Effect which default is not cured within any applicable grace period;

         10.15. any Change of Control or the occurrence of an Excess Proceeds Offer Triggering Event under the Indenture;

         10.16. any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Agent;

         10.17. (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent trademark or tradename of Borrower, the continuation of which is material to the continuation of Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or
(c) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; (ii) any agreement which is necessary or material to the operation of Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would reasonably be expected to have a Material Adverse Effect;

         10.18. any portion of the Collateral or any Fixed Assets shall be seized or taken by a Governmental Body, or Borrower or the title and rights of Borrower or any Original Owner which is the owner of any material portion of the Collateral or any Fixed Asset shall have become the subject matter of litigation which might, in the opinion of Lenders, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

         10.19. the operations of any of Borrower's manufacturing facilities are interrupted at any time for more than a period of fifteen (15) consecutive days (other than Borrower's manufacturing facilities located in (a) Maspeth, New York and Jacksonville, Florida for which the period shall be thirty (30) consecutive days and (b) Three Rivers, Michigan), unless Borrower

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shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive three month period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in clause
(i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this section, an Event of Default shall be deemed to have occurred if Borrower shall be receiving the proceeds of business interruption insurance for a period of ninety (90) consecutive days;

         10.20. an event or condition specified in Sections 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any member of the Controlled Group shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Lenders, would have a Material Adverse Effect; or

         10.21. the common or capital stock of Borrower shall be pledged by Original Owner to a third party other than to Agent for the ratable benefit of Lenders.


XI.      LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

         11.1. Rights and Remedies. Upon the occurrence of (i) an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances and (iii) a filing of a petition against Borrower in any involuntary case under any state or federal bankruptcy laws the obligation of Lenders to make Advances hereunder shall be terminated other than as may be required by an appropriate order of the bankruptcy court having jurisdiction over Borrower. Upon the occurrence of any Event of Default (such Event of Default not having previously been cured under clause (ii) above), Agent shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any of Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrower to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is

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of a type customarily sold on a recognized market, Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission to use all of Borrower's (a) trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and, third, to the principal of the Obligations in such order as Agent may determine in its reasonable discretion. If any deficiency shall arise, Borrower shall remain liable to Agent and Lenders therefor.

         11.2. Agent's Discretion. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

         11.3. Setoff. In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply any of Borrower's property held by Agent and such Lender to reduce the Obligations.

         11.4. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.


XII.     WAIVERS AND JUDICIAL PROCEEDINGS.

         12.1. Waiver of Notice. Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         12.2. Delay. No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

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         12.3. Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES
ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH
OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT
ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT
TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


XIII.    EFFECTIVE DATE AND TERMINATION.

         13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect through August 26, 2004 ("Term") unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon forty-five (45) days' prior written notice (the effective date of such termination the "Termination Date") upon payment in full of the Obligations. Notwithstanding the foregoing, in the event the Obligations are prepaid in full prior to the last day of the Term and the Loan Agreement is irrevocably terminated (the date of such prepayment hereinafter referred to as the "Early Termination Date"), an early termination fee in an amount equal to
(x) $1,600,000 if the Early Termination Date occurs on or after the Effective Date to and including the date immediately preceding the first anniversary of the Effective Date; provided, that, if Borrower shall merge with Sweetheart Holdings Inc., Sweetheart or SF Holdings or an Affiliate thereof reasonably acceptable to Agent in its sole discretion or sell all or substantially all of its assets or stock to Sweetheart Holdings Inc., Sweetheart or SF Holdings or an Affiliate thereof reasonably acceptable to Agent in its sole discretion on or after the Effective Date to and including the date immediately preceding the first anniversary of the Effective Date, then such amount shall be reduced to $600,000 to be shared on a pro rata basis with each Lender; provided further that, if any Lender (such Lender, a "Refinancing Lender") participates in a working capital facility to provide ongoing working capital to the merger survivor or purchaser, as the case may be (the "Working Capital Refinancing"), and if pursuant to the Working Capital Refinancing, a Refinancing Lender is entitled to an upfront, closing or similar fee (such fee, a "Refinance Fee") then the Early Termination Fee otherwise payable to such Refinancing Lender shall be reduced (but in no case to an amount less than $0) by an amount equal to the Refinance Fee payable to such Refinancing Lender (y) $800,000 if the Early Termination Date occurs on or

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after the first anniversary of the Effective Date to and including the date immediately preceding the second anniversary of the Effective Date, and
(z) $400,000 if the Early Termination Date occurs on or after the second anniversary of the Effective Date to and including the date immediately preceding the third anniversary of the Effective Date.

         13.2. Termination. The termination of the Agreement shall not affect any of Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, Borrower waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.


XIV.     REGARDING AGENT.

         14.1. Appointment. Each Lender hereby designates IBJ to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Sections 3.2(a) and 3.3), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Note) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

         14.2. Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents.
Neither Agent nor any of its officers, directors, employees or agents shall be
(i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of Borrower. The duties of Agent as respects the Advances to Borrower shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

         14.3. Lack of Reliance on Agent and Resignation. Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Document, or of the financial condition of Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Note, the Other Documents or the financial condition of Borrower, or the existence of any Event of Default or any Default.

         Agent may resign on sixty (60) days' written notice to each of Lenders and Borrower and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrower.

         Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this
Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         14.4. Certain Rights of Agent. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

         Agent may consult with legal counsel selected by it in connection with matters arising under this Agreement or any of the Other Documents and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it. Agent may exercise any of its powers and rights and perform any duty under this Agreement or any of the Other Documents through agents or attorneys.

         14.5. Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

         14.6. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

         14.7. Indemnification. To the extent Agent is not reimbursed and indemnified by Borrower, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Loan Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross (not mere) negligence or willful misconduct.

         14.8. Agent in its Individual Capacity. With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

         14.9. Delivery of Documents. To the extent Agent receives documents and information from Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

         14.10. Borrower's Undertaking to Agent. Without prejudice to their respective obligations to Lenders under the other provisions of this Agreement, Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy Borrower's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.


XV.      MISCELLANEOUS.

         15.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lenders to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Borrower against Lenders involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

         15.2. Entire Understanding. (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained or hereafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guaranties. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                  (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrower may, subject to the provisions of this
Section 15.2(b), from time to time enter into written supplemental agreements to this Agreement, the Notes or the Other Documents executed by Borrower, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrower thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

                           (i) increase the Commitment Percentage, Maximum Revolving Loan Commitment or Maximum Term Loan Commitment of any Lender;

                           (ii) increase any of the Advance Rates to in excess
                  of (x) 85% with respect to the Receivables Advance Rate and
                  (y) 60% with respect to the Inventory Advance Rate and Agent acknowledges that the limitations contained in this Section 15(b)(ii) shall apply to Section 2.1(b) hereof;

                           (iii) extend the maturity of any Note or the due date
                  for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement;

                           (iv) release any of the Collateral (other than permitted hereunder);

                           (v) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b);

                           (vi)     change the rights and duties of Agent; or

                           (vii) except as otherwise expressly provided in this
                  Agreement, reduce the principal of, or interest on, any Note or any Letter of Credit reimbursement obligations or any fees hereunder.

                  Any such supplemental agreement shall apply equally to each of Lenders and shall be binding upon Borrower, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrower, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

                  Agent is hereby authorized by Borrower and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence and during the continuation of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied, to make Revolving Advances to Borrower on behalf of the Lenders, for a period of up to 180 consecutive days, which the Agent, in its reasonable business judgment, deems necessary or desirable (a) to preserve or protect the Collateral, or any portion thereof, (b) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other Obligations, or (c) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement; provided, that at any time after giving effect to any such Revolving Advances the outstanding Revolving Advances do not exceed the Formula Amount by more than $5,000,000.

         15.3.    Successors and Assigns; Participations; New Lenders.

                  (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, each Lender, all future holders of the Note and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

                  (b) Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided, that, Borrower shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

                  (c) Any Lender may sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $5,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender,

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
the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage, Maximum Revolving Loan Commitment and Maximum Term Loan Commitment as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages, Maximum Revolving Loan Commitments and Maximum Term Loan Commitments arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages, Maximum Revolving Loan Commitments and Maximum Term Loan Commitments arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents, and Borrower hereby agrees that it shall fully cooperate to effectuate the foregoing.

                  (d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

                  (e) Borrower authorizes each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrower which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrower.

         15.4. Application of Payments. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

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
         15.5. Indemnity. Borrower shall indemnify Agent and each Lender and each of their respective officers, directors, employees, and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the party being indemnified.

         15.6. Survival. The obligations of Borrower under Sections 2.2(f), 3.6, 3.7, 3.8, 4.19, 14.7 and 15.5 and of Lenders under Section 14.7 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

         15.7. Notice. Any notice or request hereunder may be given to Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

         (A)      If to Agent or       IBJ Whitehall Business Credit Corporation
                  IBJ at:              One State Street
                                       New York, New York 10004
                                       Attention:        Bruce Kasper
                                       Telephone:        (212) 858-2636
                                       Telecopier:       (212) 858-2151


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

                  with a copy to:      Hahn & Hessen LLP
                                       350 Fifth Avenue
                                       New York, New York 10118
                                       Attention:        Steven J. Seif, Esq.
                                       Telephone:        (212) 736-1000
                                       Telecopier:       (212) 594-7167

         (B) If to a Lender other than Agent, as specified on the signature pages hereof

         (C)      If to Borrower, at:  The Fonda Group, Inc.
                                       Hoffmaster Division
                                       2920 North Main Street
                                       Oshkosh, Wisconsin 54901
                                       Attention:        Rick Hernke, VP Finance
                                       Telephone:        (920) 235-9330
                                       Telecopier:       (920) 235-7912

                  with a copy to:      The Fonda Group, Inc.
                                       115 Stevens Avenue
                                       Valhalla, New York 10595
                                       Attention:        Harvey L. Friedman, Esq
                                       Telephone:        (914) 747-8095
                                       Telecopier:       (914) 747-9293

         15.8. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

         15.9. Expenses. All costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, Agent on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's Account and shall be part of the Obligations.

         15.10. Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, Agent, if Agent so

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
requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

         15.11. Consequential Damages. Neither Agent nor any agent or attorney for any of them shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

         15.12. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

         15.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         15.14. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

         15.15. Publicity. Borrower hereby authorizes Agent to make appropriate announcements of the financial arrangement entered into by and among Borrower, Agent and Lenders, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Agent shall in its discretion deem appropriate.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Each of the parties has signed this Agreement as of the day and year first above written.

                                  THE FONDA GROUP, INC.


                                  By:________________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  2920 North Main Street
                                  Oshkosh, Wisconsin 54901


                                  IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent


                                  By:_______________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  One State Street
                                  New York, New York 10004

                                  Commitment Percentage:                   22.5%
                                  Maximum Revolving Loan Commitment: $14,625,000 Maximum Term Loan Commitment: $ 3,375,000


                                  NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                  as Lender


                                  By:_______________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  1965 East Ninth Street, Suite 400
                                  Cleveland, Ohio 44114

                                  Commitment Percentage:                   22.5%
                                  Maximum Revolving Loan Commitment: $14,625,000 Maximum Term Loan Commitment: $ 3,375,000


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  PNC BANK, NATIONAL ASSOCIATION, as Lender


                                  By:_______________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  Two Tower Center
                                  East Brunswick, New Jersey  08816

                                  Commitment Percentage:                   15.0%
                                  Maximum Revolving Loan Commitment:  $9,750,000
                                  Maximum Term Loan Commitment:       $2,250,000


                                  FIRST UNION NATIONAL BANK, as Lender


                                  By:_______________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  301 South College Street, DC-4
                                  Charlotte, North Carolina 28288-0479

                                  Commitment Percentage:                   15.0%
                                  Maximum Revolving Loan Commitment:  $9,750,000
                                  Maximum Term Loan Commitment:       $2,250,000


                                  HELLER FINANCIAL, INC., as Lender


                                  By:_______________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  622 Third Avenue, 32nd Floor
                                  New York, New York 10017

                                  Commitment Percentage:                   12.5%
                                  Maximum Revolving Loan Commitment:  $8,125,000
                                  Maximum Term Loan Commitment:       $1,875,000

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  FLEET CAPITAL CORPORATION, as Lender


                                  By:_______________________________
                                  Name:______________________________
                                  Title:_______________________________

                                  60 East 42nd Street
                                  New York, New York 10017

                                  Commitment Percentage:                   12.5%
                                  Maximum Revolving Loan Commitment:  $8,125,000
                                  Maximum Term Loan Commitment:       $1,875,000

                             Exhibits and Schedules



Exhibits

Exhibit 2.1(a)                      Form of Revolving Credit Note
Exhibit 2.4                         Form of Term Loan Note
Exhibit 5.5(b)                      Projections
Exhibit 8.1(i)                      Financial Condition Certificate
Exhibit 15.3                        Form of Commitment Transfer Supplement


Schedules


Schedule 1.2                        Permitted Liens
Schedule 4.5                        Locations of Equipment and Inventory
Schedule 5.2                        Qualification and Subsidiaries
Schedule 5.6                        Corporate Name
Schedule 5.8(b)                     Pending Litigation
Schedule 5.8(d)                     ERISA Matters
Schedule 5.9                        Patents, Trademarks, Copyrights and Licenses
Schedule 5.10                       Licenses and Permits
Schedule 5.14                       Labor Disputes

STATE OF _____________              )
                                            ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that s/he is a _______________________ of The Fonda Group, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                  ------------------------------
                                                  NOTARY PUBLIC


STATE OF _____________     )
                           ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is a ___________________ of IBJ Whitehall Business Credit Corporation, the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                                  ------------------------------
                                                  NOTARY PUBLIC


STATE OF _____________     )
                           ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of National City Commercial Finance, Inc., the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                                  ------------------------------
                                                  NOTARY PUBLIC

STATE OF _____________     )
                           ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that s/he is a ______________ of PNC Bank, National Association, the corporation described in and which executed the foregoing instrument and that s/he signed his/her name thereto by order of the board of directors of said corporation.

                                                  ------------------------------
                                                  NOTARY PUBLIC


STATE OF _____________     )
                           ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of First Union National Bank, the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                                  ------------------------------
                                                  NOTARY PUBLIC



STATE OF _____________     )
                           ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that s/he is a ______________ of Heller Financial, Inc., the corporation described in and which executed the foregoing instrument and that s/he signed his/her name thereto by order of the board of directors of said corporation.

                                                  ------------------------------
                                                  NOTARY PUBLIC

STATE OF _____________     )
                           ) ss.
COUNTY OF _____________    )

         On this ____ day of August, 2001, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of Fleet Capital Corporation, the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                                  ------------------------------
                                                  NOTARY PUBLIC

                                TABLE OF CONTENTS



I.       DEFINITIONS...........................................................2
         -----------
         1.1.     Accounting Terms.............................................2
                  ----------------
         1.2.     General Terms................................................2
                  -------------
         1.3.     Uniform Commercial Code Terms...............................25
                  -----------------------------
         1.4.     Certain Matters of Construction.............................26
                  -------------------------------

II.      ADVANCES, PAYMENTS...................................................26
         ------------------
         2.1.     (a) Revolving Advances......................................26
                      ------------------
                  (b)      Discretionary Rights...............................26
                           --------------------
         2.2.     Procedure for Revolving Advances Borrowing..................27
                  ------------------------------------------
         2.3.     Disbursement of Advance Proceeds............................28
                  --------------------------------
         2.5.     Maximum Revolving Advances..................................29
                  --------------------------
         2.6.     Lender Acknowledgment.......................................29
                  ---------------------
         2.7.     Repayment of Advances.......................................29
                  ---------------------
         2.8.     Repayment of Excess Advances................................30
                  ----------------------------
         2.9.     Statement of Account........................................30
                  --------------------
         2.10.    Additional Payments.........................................30
                  -------------------
         2.11.    Manner of Borrowing and Payment.............................30
                  -------------------------------
         2.12.    Mandatory Prepayments.......................................32
                  ---------------------
         2.13.    Excess Cash Flow............................................32
                  ----------------
         2.14.    Use of Proceeds.............................................33
                  ---------------
         2.15.    Letters of Credit...........................................33
                  -----------------
         2.16.    Issuance of Letters of Credit...............................33
                  -----------------------------
         2.17.    Requirements For Issuance of Letters of Credit..............34
                  ----------------------------------------------
         2.18.    Defaulting Lender...........................................35
                  -----------------

III.     INTEREST AND FEES....................................................36
         -----------------
         3.1.     Interest....................................................36
                  --------
         3.2.     (a) Fee Letter..............................................36
                      ----------
                  (b)      Facility Fee.......................................36
                           ------------
                  (c)      Letter of Credit Fees..............................36
                           ---------------------
                  (d)      Cash Collateral....................................37
                           ---------------
         3.3.     (a) Amendment Fee...........................................37
                      -------------
                  (b)      Collateral Examination Fee.........................37
                           --------------------------
         3.4.     Computation of Interest and Fees............................38
                  --------------------------------
         3.5.     Maximum Charges.............................................38
                  ---------------
         3.6.     Increased Costs.............................................38
                  ---------------
         3.7.     Basis For Determining Interest Rate Inadequate or Unfair....39
                  --------------------------------------------------------
         3.8.     Capital Adequacy............................................39
                  ----------------

IV.      COLLATERAL:  GENERAL TERMS...........................................40
         --------------------------
         4.1.     Security Interest in the Collateral.........................40
                  -----------------------------------
         4.2.     Perfection of Security Interest.............................40
                  -------------------------------
         4.3.     Disposition of Collateral...................................41
                  -------------------------
         4.4.     Preservation of Collateral..................................41
                  --------------------------
         4.5.     Ownership of Collateral.....................................42
                  -----------------------
         4.6.     Defense of Agent's and Lenders' Interests...................42
                  -----------------------------------------
         4.7.     Books and Records...........................................42
                  -----------------
         4.8.     Financial Disclosure........................................43
                  --------------------
         4.9.     Compliance with Laws........................................43
                  --------------------
         4.10.    Inspection of Premises......................................43
                  ----------------------
         4.11.    Insurance...................................................43
                  ---------
         4.12.    Failure to Pay Insurance....................................44
                  ------------------------
         4.13.    Payment of Taxes............................................44
                  ----------------
         4.14.    Payment of Leasehold Obligations............................45
                  --------------------------------
         4.15.    Receivables.................................................45
                  -----------
                  (a)    Nature of Receivables................................45
                         ---------------------
                  (b)    Solvency of Customers................................45
                         ---------------------
                  (c)    Locations of Borrower................................45
                         ---------------------
                  (d)    Collection of Receivables............................45
                         -------------------------
                  (e)    Notification of Assignment of Receivables............46
                         -----------------------------------------
                  (f)    Power of Agent to Act on Borrower's Behalf...........46
                         ------------------------------------------
                  (g)    No Liability.........................................46
                         ------------
                  (h)    Establishment of a Lockbox Account, Dominion Account.47
                         ----------------------------------------------------
                  (i)    Adjustments..........................................47
                         -----------
         4.16.    Inventory...................................................47
                  ---------
         4.17.    Maintenance of Equipment....................................47
                  ------------------------
         4.18.    Exculpation of Liability....................................47
                  ------------------------
         4.19.    Environmental Matters.......................................48
                  ---------------------
         4.20.    Financing Statements........................................50
                  --------------------
         4.21.    Release of Lien on Equipment................................50
                  ----------------------------

V.       REPRESENTATIONS AND WARRANTIES.......................................50
         ------------------------------
         5.1.     Authority...................................................50
                  ---------
         5.2.     Formation and Qualification.................................50
                  ---------------------------
         5.3.     Survival of Representations and Warranties..................51
                  ------------------------------------------
         5.4.     Tax Returns.................................................51
                  -----------
         5.5.     Financial Statements........................................51
                  --------------------
         5.6.     Corporate Name..............................................52
                  --------------
         5.7.     O.S.H.A. and Environmental Compliance.......................52
                  -------------------------------------
         5.8.     Solvency; No Litigation, Violation, Indebtedness or Default.52
                  -----------------------------------------------------------
         5.9.     Patents, Trademarks, Copyrights and Licenses................54
                  --------------------------------------------
         5.10.    Licenses and Permits........................................54
                  --------------------
         5.11.    Default of Indebtedness.....................................54
                  -----------------------
         5.12.    No Default..................................................54
                  ----------

         5.13.    No Burdensome Restrictions..................................54
                  --------------------------
         5.14.    No Labor Disputes...........................................54
                  -----------------
         5.15.    Margin Regulations..........................................55
                  ------------------
         5.16.    Investment Company Act......................................55
                  ----------------------
         5.17.    Disclosure..................................................55
                  ----------
         5.18.    Delivery of Agreements......................................55
                  ----------------------
         5.19.    Swaps.......................................................55
                  -----
         5.20.    Conflicting Agreements......................................55
                  ----------------------
         5.21.    Application of Certain Laws and Regulations.................56
                  -------------------------------------------
         5.22.    Business and Property of Borrower...........................56
                  ---------------------------------

VI.      AFFIRMATIVE COVENANTS................................................56
         ---------------------
         6.1.     Payment of Fees.............................................56
                  ---------------
         6.2.     Conduct of Business and Maintenance of Existence and Assets.56
                  -----------------------------------------------------------
         6.3.     Violations..................................................56
                  ----------
         6.4.     Government Receivables......................................56
                  ----------------------

6.5.     Intentionally Deleted................................................57
         ---------------------
         6.6.     Net Worth...................................................57
                  ---------
         6.7.     Fixed Charge Coverage Ratio.................................57
                  ---------------------------
         6.8.     Execution of Supplemental Instruments.......................58
                  -------------------------------------
         6.9.     Payment of Indebtedness.....................................58
                  -----------------------
         6.10.    Standards of Financial Statements...........................58
                  ---------------------------------
         6.11.    Exercise of Rights..........................................59
                  ------------------
         6.12.    Intercreditor Agreements....................................59
                  ------------------------
         6.13.    Purchase Price Adjustment...................................59
                  -------------------------

VII.     NEGATIVE COVENANTS...................................................
         ------------------
         7.1.     Merger, Consolidation, Acquisition and Sale of Assets.......59
                  -----------------------------------------------------
         7.2.     Creation of Liens...........................................59
                  -----------------
         7.3.     Guarantees..................................................59
                  ----------
         7.4.     Intentionally Omitted.......................................60
                  ---------------------
         7.5.     Loans.......................................................60
                  -----
         7.6.     Intentionally Omitted.......................................60
                  ---------------------
         7.7.     Restricted Payment..........................................60
                  ------------------
         7.8.     Indebtedness................................................62
                  ------------
         7.9.     Nature of Business..........................................63
                  ------------------
         7.10.    Transactions with Affiliates................................64
                  ----------------------------
         7.11.    Leases......................................................64
                  ------
         7.12.    Subsidiaries................................................64
                  ------------
         7.13.    Fiscal Year and Accounting Changes..........................65
                  ----------------------------------
         7.14.    Pledge of Credit............................................65
                  ----------------
         7.15.    Amendment of Articles of Incorporation, By-Laws.............65
                  -----------------------------------------------
         7.16.    Compliance with ERISA.......................................65
                  ---------------------
         7.17.    Senior Subordinated Notes...................................66
                  -------------------------

         7.18.    Prepayment of Indebtedness..................................66
                  --------------------------
         7.19.    Indebtedness under Senior Subordinated Notes................66
                  --------------------------------------------
         7.20.    Intentionally Omitted.......................................66
                  ---------------------
         7.21.    Amendments to Bleyer Purchase Agreement, Chesapeake Purchase
                  ------------------------------------------------------------
                  Agreement, Marcal Purchase Agreement, Dopaco Purchase
                  -----------------------------------------------------
                  Agreement, Senior Subordinated Notes or Indenture...........66
                  -------------------------------------------------
         7.22.    Issuance of Capital Stock...................................66
                  -------------------------
         7.23.    Contractual Restrictions....................................66
                  ------------------------

VIII.    CONDITIONS PRECEDENT.................................................67
         --------------------
         8.1.     Intentionally Omitted.......................................67
                  ---------------------
         8.2.     Conditions to Each Advance..................................67
                  --------------------------
                  (a)      Representations and Warranties.....................67
                           ------------------------------
                  (b)      No Default.........................................67
                           ----------
                  (c)      Maximum Revolving Advances.........................67
                           --------------------------
         8.3.     Conditions of Effectiveness.................................67
                  ---------------------------
                  (a)      Notes..............................................68
                           -----
                  (b)      Filings, Registrations and Recordings..............68
                           -------------------------------------
                  (c)      Corporate Proceedings of Borrower..................68
                           ---------------------------------
                  (d)      No Litigation......................................68
                           -------------
                  (e)      Collateral Examination.............................68
                           ----------------------
                  (f)      Fees...............................................68
                           ----
                  (g)      Pro Forma Financial Statements.....................68
                           ------------------------------
                  (h)      Dopaco Purchase Agreement..........................68
                           -------------------------
                  (i)      Consents...........................................69
                           --------
                  (j)      No Adverse Material Change.........................69
                           --------------------------
                  (k)      Contract Review....................................69
                           ---------------
                  (l)      Borrowing Base.....................................69
                           --------------
                  (m)      Undrawn Availability...............................69
                           --------------------
                  (n)      Adequate Cash Flow.................................69
                           ------------------
                  (o)      Approvals..........................................69
                           ---------
                  (p)      Opinions...........................................69
                           --------
                  (q)      Compliance with Laws...............................69
                           --------------------
                  (r)      Incumbency Certificates of Borrower................69
                           -----------------------------------
                  (s)      Certificates.......................................70
                           ------------
                  (t)      Good Standing Certificates.........................70
                           --------------------------
                  (u)      Collateral Assignment of Rights....................70
                           -------------------------------
                  (v)      Insurance..........................................70
                           ---------
                  (w)      Leasehold Agreements...............................70
                           --------------------
                  (x)      Environmental Reports..............................70
                           ---------------------
                  (y)      Commitments........................................70
                           -----------
                  (z)      Financial Condition Certificate....................70
                           -------------------------------
                  (aa)     Closing Certificate................................70
                           -------------------

IX.      INFORMATION AS TO BORROWER...........................................71
         --------------------------

         9.1.     Disclosure of Material Matters..............................71
                  ------------------------------
         9.2.     Schedules...................................................71
                  ---------
         9.3.     Environmental Reports.......................................71
                  ---------------------
         9.4.     Litigation..................................................71
                  ----------
         9.5.     Material Occurrences........................................71
                  --------------------
         9.6.     Government Receivables......................................72
                  ----------------------
         9.7.     Annual Financial Statements.................................72
                  ---------------------------
         9.8.     Quarterly Financial Statements..............................73
                  ------------------------------
         9.9.     Monthly Financial Statements................................73
                  ----------------------------
         9.10.    Other Reports...............................................73
                  -------------
         9.11.    Additional Information......................................74
                  ----------------------

9.12.    Projected Operating Budget...........................................74
         --------------------------
         9.13.    Variances From Operating Budget.............................74
                  -------------------------------
         9.14.    Notice of Suits, Adverse Events.............................74
                  -------------------------------
         9.15.    ERISA Notices and Requests..................................74
                  --------------------------
         9.16.    Additional Documents........................................74
                  --------------------

X.       EVENTS OF DEFAULT....................................................75
         -----------------

XI.      LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT...........................78
         ------------------------------------------
         11.1.    Rights and Remedies.........................................78
                  -------------------
         11.2.    Agent's Discretion..........................................79
                  ------------------
         11.3.    Setoff......................................................79
                  ------
         11.4.    Rights and Remedies not Exclusive...........................79
                  ---------------------------------

XII.     WAIVERS AND JUDICIAL PROCEEDINGS.....................................79
         --------------------------------
         12.1.    Waiver of Notice............................................79
                  ----------------
         12.2.    Delay.......................................................79
                  -----
         12.3.    Jury Waiver.................................................80
                  -----------

XIII.    EFFECTIVE DATE AND TERMINATION.......................................80
         ------------------------------
         13.1.    Term........................................................80
                  ----
         13.2.    Termination.................................................81
                  -----------

XIV.     REGARDING AGENT......................................................81
         ---------------
         14.1.    Appointment.................................................81
                  -----------
         14.2.    Nature of Duties............................................81
                  ----------------
         14.3.    Lack of Reliance on Agent and Resignation...................82
                  -----------------------------------------
         14.4.    Certain Rights of Agent.....................................83
                  -----------------------
         14.5.    Reliance....................................................83
                  --------
         14.6.    Notice of Default...........................................83
                  -----------------
         14.7.    Indemnification.............................................83
                  ---------------
         14.8.    Agent in its Individual Capacity............................84
                  --------------------------------
         14.9.    Delivery of Documents.......................................84
                  ---------------------
         14.10.   Borrower's Undertaking to Agent.............................84
                  -------------------------------

XIV.     MISCELLANEOUS........................................................84
         -------------
         15.1.    Governing Law...............................................84
                  -------------
         15.2.    Entire Understanding........................................84
                  --------------------
         15.3.    Successors and Assigns; Participations; New Lenders.........86
                  ---------------------------------------------------
         15.4.    Application of Payments.....................................87
                  -----------------------
         15.5.    Indemnity...................................................88
                  ---------
         15.6.    Survival....................................................88
                  --------
         15.7.    Notice......................................................88
                  ------
         15.8.    Severability................................................89
                  ------------
         15.9.    Expenses....................................................89
                  --------
         15.10.   Injunctive Relief...........................................89
                  -----------------
         15.11.   Consequential Damages.......................................90
                  ---------------------
         15.12.   Captions....................................................90
                  --------
         15.13.   Counterparts................................................90
                  ------------
         15.14.   Construction................................................90
                  ------------
         15.15.   Publicity...................................................90
                  ---------